Registration No. 811-02753

Registration No. 2-59353

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Post-Effective Amendment No. 66	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 66	☒

(Check appropriate box or boxes)

SBL FUND

(Exact Name of Registrant as Specified in Charter)

ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001

(Address of Principal Executive Offices/Zip Code)

Registrant’s Telephone Number, including area code:

(785) 438-3000

Copies To:

Donald C. Cacciapaglia, President SBL Fund One Security Benefit Place Topeka, KS 66636-0001	Amy J. Lee, Secretary SBL Fund One Security Benefit Place Topeka, KS 66636-0001
(Name and address of Agent for Service)

Approximate date of proposed public offering: April 22, 2013

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485
☒	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

SUBJECT TO COMPLETION

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

GUGGENHEIM PROSPECTUS

April [22], 2013

Series F (Floating Rate Strategies Series)

Series M (Macro Opportunities Series)

www.guggenheiminvestments.com

The U.S. Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus should be read in conjunction with the separate account’s prospectus describing the variable insurance contract. Please read both prospectuses and retain them for future reference.

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SERIES SUMMARIES

Series F (Floating Rate Strategies Series)

Investment Objective — Series F seeks to provide a high level of current income while maximizing total return.

Fees and Expenses of the Series — This table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table below does not take into account any of the expenses associated with an investment in variable insurance products offered by participating insurance companies. The Series is available only through the purchase of such products. If such fees and expenses were reflected, the overall expenses would be higher.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.65%
Distribution and Service (12b-1) Fees	0.25%
Other expenses[1]	[	]%
Dividend and Interest Expenses	[	]%
Remaining Other Expenses	[	]%
Total annual fund operating expenses	[	]%
Fee waiver (and/or expense reimbursement)[2]	[	]%
Total annual fund operating expenses after fee waiver (and/or expense reimbursement)	1.15%

1	Other expenses are based on estimated amounts for the current fiscal year.
2	The Investment Manager has contractually agreed through [May 1], 2014 to waive fees to the extent necessary to limit the ordinary operating expenses (exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Series to to an annual rate of 1.15% of the Series’ average daily net assets. The Series may have “Total annual fund operating expenses after fee waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Series of fees waived during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such (subject to recoupment rights) and it can be terminated by the Fund’s Board of Directors, subject to the recoupment rights of the Investment Manager.

Example. This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover. The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the Series’ performance. No portfolio turnover rate is provided for the Series because the Series has not yet commenced operations.

Principal Investment Strategies — The Series will normally invest at least 80% of its assets (net assets, plus the amount of any borrowing for investment purposes) in floating rate senior secured syndicated bank loans, floating rate revolving credit facilities (“revolvers”), floating rate unsecured loans, floating rate asset backed securities (including floating rate collateralized loan obligations (“CLOs”)), other floating rate bonds, loans, notes and other securities (which may include, principally, senior secured, senior unsecured and subordinated bonds), fixed income instruments with respect to which the Series has entered into derivative instruments to effectively convert the fixed rate interest payments into floating rate income payments, and derivative instruments that provide exposure to floating rate or variable rate loans, obligations or other securities. The loans in which the Series will invest, generally made by banks and other lending institutions, are made to (or issued by) corporations, partnerships and other business entities. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London InterBank Offered Rate (“LIBOR”) or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals.

The Series invests in other fixed income instruments of various maturities which may be represented by bonds, debt securities, forwards, derivatives or other similar instruments that the Series’ Investment Manager, believes provide the potential to deliver a high level of current income. Securities in which the Series invests also may include, corporate bonds, convertible securities (including those that are deemed to be “busted” because they are trading well below their equity conversion value), fixed rate asset-backed securities (including collateralized mortgage-backed securities) and CLOs. The Series may invest in a variety of investment vehicles, such as closed-end funds, exchange traded funds (“ETFs”) and other mutual funds.

The Series may hold securities of any quality, rated or unrated, including, those that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). The Series may hold below investment grade securities with no limit. The Series may hold non-registered or restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S securities). The Series may also invest in securities of real estate investment trusts (“REITs”) and other real estate companies.

The Series will principally invest in U.S. dollar denominated loans and other securities of U.S. companies, but may also invest in securities of non-U.S. companies and non-U.S. dollar denominated loans and securities (e.g., denominated in Euros, British pounds, Swiss francs or Canadian dollars), including loans and securities of emerging market countries. The Investment Manager may attempt to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”).

The Series also may seek certain exposures through derivative transactions, including foreign exchange forward contracts, futures on securities, indices, currencies and other investments; options; interest rate swaps, cross-currency swaps, total return swaps; and credit default swaps, which may also create economic leverage in the Series. The Series may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. The Series may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and borrowing transactions (principally lines of credit) for investment purposes.

The Series also may engage, without limit, in repurchase agreements, forward commitments, short sales and securities lending. The Series may, without limitation, seek to obtain exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs and or dollar rolls).

The Investment Manager’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns as compared to such benchmark indexes.

The Investment Manager may determine to sell a security for several reasons including the following: (1) to adjust the portfolio’s average maturity, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed or for other credit reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Series will not invest in securities that are in default at the time of investment, but if a security defaults subsequent to purchase by the Series, the Investment Manager will determine in its discretion whether to hold or dispose of such security. Under adverse market conditions (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments), the Series can make temporary defensive investments and may not be able to pursue its objective.

Principal Risks — The value of an investment in the Series will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Series are listed below.

Asset-Backed and Mortgage-Backed Securities Risk. Investors in asset-backed securities, including mortgage-backed securities, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.

Collateralized Loan Obligations Risk. CLOs are subject to the risk of substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs depend largely on the type of the underlying loans and the tranche of CLOs in which the Series invests. In addition, CLOs carry risks including interest rate risk, credit risks and default risk. Certain CLOs obtain their exposure through synthetic investments. These CLOs entail the risks of derivative instruments.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Series could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Risk. The Series could lose money if the issuer of a bond is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility of the price and liquidity of the bond.

Currency Risk. The Series’ indirect and direct exposure to foreign currencies subjects the Series to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Series. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

Derivatives Risk. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including possible illiquidity of the derivative, limited ability to enter into or unwind a position, imperfect correlations with underlying investments or the Series’ other portfolio holdings, leverage risk, lack of availability and the risk that the counterparty may default on its obligations. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited.

Emerging Markets Risk. Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed and developing countries.

Foreign Securities Risk. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

High Yield and Unrated Securities Risk. Higher yielding, below investment grade and unrated high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

Interest Rate Risk. Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Series’ securities and share price to decline. Fixed-income securities with longer durations are subject to more volatility than those with shorter durations.

Investment in Investment Vehicles Risk. Investing in other investment vehicles, including ETFs, closed-end funds and other funds, subjects the Series to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Series and its shareholders will incur its pro rata share of the underlying vehicles’ expenses.

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Investments in Loans Risk. Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

Leverage Risk. The Series’ use of leverage, through borrowings or instruments such as derivatives, may cause the Series to be more volatile than if it had not been leveraged.

Liquidity and Valuation Risk. In certain circumstances, it may be difficult for the Series to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Series’ net asset value, causing the Series to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment.

Management Risk. The Series is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will be successful. Furthermore, active trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Series.

Market Risk. The market value of the securities held by the Series may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

Prepayment Risk. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for income loss when interest rates rise.

Real Estate Securities Risk. The Series may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns.

Regulatory and Legal Risk. U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Series, the strategies used by the Series or the level of regulation applying to the Series (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Series.

Repurchase Agreement and Reverse Repurchase Agreement Risk. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Series or, in the case of a reverse repurchase agreement, the securities sold by the Series, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Series reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Series’ yield.

Restricted Securities Risk. Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Series.

Performance Information — No performance information is shown for the Series because it commenced operations on April [22], 2013. Performance information for the Series will appear in a future version of the prospectus, once the Series has a full calendar year of performance information to report.

Management of the Series —

Investment Manager. Guggenheim Partners Investment Management, LLC, d/b/a/ Guggenheim Investments (the “Investment Manager”), serves as the investment manager of the Series.

Portfolio Managers. B. Scott Minerd, Michael P. Damaso, Anne B. Walsh, Kevin H. Gundersen and James W. Michal are primarily responsible for the day-to-day management of the Series. They hold the titles of Chief Investment Officer; Senior Managing Director, Head of Trading & Portfolio Manager; Senior Managing Director, Managing Director & Portfolio Manager and Vice President & Portfolio Manager, respectively, with the Investment Manager. B. Scott Minerd, Michael P. Damaso, James W. Michal and Anne B. Walsh have managed the Series since its inception.

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Purchase and Sale of Series’ Shares — Shares of the Series are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. Investors do not deal directly with the Series to purchase and redeem shares. Please refer to the prospectus for the variable annuity or variable life insurance contract for information on the allocation of premiums and transfers of accumulated value.

Tax Information — Shares of the Series are owned by the insurance companies offering the variable annuity or variable life insurance contract. Please see the prospectus for the variable annuity or variable life insurance contract for information regarding the federal income tax treatment of the insurance contract.

Payments to Insurance Companies and Other Financial Intermediaries — If you purchase the Series through a broker/dealer, financial representative or other financial intermediary (such as a bank), the Series and its related companies may pay the financial intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend a variable annuity or variable life insurance contract and the Series over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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SERIES SUMMARIES

Series M (Macro Opportunities Series)

Investment Objective — Series M seeks to provide total return, comprised of current income and capital appreciation.

Fees and Expenses of the Series — This table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table below does not take into account any of the expenses associated with an investment in variable insurance products offered by participating insurance companies. The Series is available only through the purchase of such products. If such fees and expenses were reflected, the overall expenses would be higher.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.89%
Distribution and Service (12b-1) Fees	0.25%
Other expenses[1]	[	]%
Dividend and Interest Expenses	[	]%
Remaining Other Expenses	[	]%
Total annual fund operating expenses	[	]%
Fee waiver (and/or expense reimbursement)[2]	[	]%
Total annual fund operating expenses after fee waiver (and/or expense reimbursement)	1.45%

1	Other expenses are based on estimated amounts for the current fiscal year.
2	The Investment Manager has contractually agreed through [May 1], 2014 to waive fees to the extent necessary to limit the ordinary operating expenses (exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Series to to an annual rate of 1.45% of the Series’ average daily net assets. The Series may have “Total annual fund operating expenses after fee waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Series of fees waived during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such (subject to recoupment rights) and it can be terminated by the Fund’s Board of Directors, subject to the recoupment rights of the Investment Manager.

Example. This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover. The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs,

6

which are not reflected in annual operating expenses or in the example, affect the Series’ performance. No portfolio turnover rate is provided for the Series because the Series has not yet commenced operations.

Principal Investment Strategies — The Series will seek to achieve its investment objective by investing in a wide range of fixed income and other debt and equity securities selected from a variety of sectors and credit qualities, principally, corporate bonds, participations in and assignments of syndicated bank loans, asset-backed securities (including mortgage-backed securities and structured finance investments), U.S. government and agency securities (including those not backed by the full faith and credit of the U.S. government), mezzanine and preferred securities, commercial paper, zero-coupon bonds, municipal securities, non-registered or restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S), step-up securities (such as step-up bonds) and convertible securities, and in common stocks and other equity investments that Guggenheim Investments, the Series’ Investment Manager, believes offer attractive yield and/or capital appreciation potential. The Investment Manager may employ a strategy of writing (selling) covered call and put options on such equity securities.

While the Series will principally invest in securities listed, traded or dealt in developed markets, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies. The Series may hold securities of any duration or maturity. Securities in which the Series may invest may pay fixed or variable rates of interest. The Series may invest in a variety of investment vehicles, principally closed-end funds, exchange traded funds (“ETFs”) and other mutual funds. The Series may also invest in commodities (such as precious metals), commodity-linked notes and other commodity-linked derivative instruments, such as swaps, options, or forward contracts based on the value of commodities or commodities indices and commodity futures. The Series may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and borrowing transactions (principally lines of credit) for investment purposes.

The Series also may engage, in repurchase agreements, forward commitments, short sales and securities lending and it may seek certain exposures through derivative transactions, including foreign exchange forward contracts, futures on securities, indices, currencies and other investments; options; interest rate swaps, cross-currency swaps, total return swaps; and credit default swaps, which may also create economic leverage in the Series. The Series may engage, without limit, in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. The Series may also, without limitation, seek to obtain exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs and or dollar rolls).

The Investment Manager will use a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. The Investment Manager seeks to combine a credit managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Investment Manager’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns as compared to such benchmark indexes.

The Investment Manager may determine to sell a security for several reasons including the following: (1) to adjust the portfolio’s average maturity, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed or for other credit reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Series may hold, without limit, fixed income securities of any quality, rated or unrated, including, those that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”) and defaulted securities. If nationally recognized statistical rating organizations assign different ratings to the same security, the Series will use the higher rating for purposes of determining the security’s credit quality. Under adverse market conditions (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments), the Series can make temporary defensive investments and may not be able to pursue its objective.

Principal Risks — The value of an investment in the Series will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Series are listed below.

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Asset-Backed and Mortgage-Backed Securities Risk. Investors in asset-backed securities, including mortgage-backed securities, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.

Commodities Risk. The commodities industries can be significantly affected by the level and volatility of commodity prices; world events including international monetary and political developments; import controls and worldwide competition; exploration and production spending; and tax and other government regulations and economic conditions.

Commodity-Linked Investing. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures and their value may be affected by the performance of the overall commodities markets as well as weather, tax, and other regulatory developments.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Series could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Risk. The Series could lose money if the issuer of a bond or counterparty to a derivatives transaction, reverse repurchase agreement or other transaction is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility of the price and liquidity of the bond.

Currency Risk. The Series’ indirect and direct exposure to foreign currencies subjects the Series to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Series. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

Derivatives Risk. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including possible illiquidity of the derivative, limited ability to enter into or unwind a position, imperfect correlations with underlying investments or the Series’ other portfolio holdings, leverage risk, lack of availability and the risk that the counterparty may default on its obligations. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. As a seller of covered call options, the Series faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.

Emerging Markets Risk. Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed and developing countries.

Equity Securities Risk. Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The Series may lose a substantial part, or even all, of its investment in a company’s stock. Growth stocks may be more volatile than value stocks.

Foreign Securities Risk. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

High Yield and Unrated Securities Risk. Higher yielding, below investment grade and unrated high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

Interest Rate Risk. Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Series’ securities and share price to decline. Fixed-income securities with longer durations are subject to more volatility than those with shorter durations.

Investment in Investment Vehicles Risk. Investing in other investment vehicles, including ETFs, closed-end funds and other funds, subjects the Series to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Series and its shareholders will incur its pro rata share of the underlying vehicles’ expenses.

8

Investments in Loans Risk. Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

Leverage Risk. The Series’ use of leverage, through borrowings or instruments such as derivatives, may cause the Series to be more volatile than if it had not been leveraged.

Liquidity and Valuation Risk. In certain circumstances, it may be difficult for the Series to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Series’ net asset value, causing the Series to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment.

Management Risk. The Series is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will be successful. Furthermore, active trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Series.

Market Risk. The market value of the securities held by the Series may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

Municipal Securities Risk. Municipal securities can be affected by unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers or the federal government in case it provides financial support to the municipality. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole.

Preferred Securities Risk. A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Prepayment Risk. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for income loss when interest rates rise.

Real Estate Securities Risk. The Series may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns.

Regulatory and Legal Risk. U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Series, the strategies used by the Series or the level of regulation or taxation applying to the Series (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Series or taxation of shareholders.

Repurchase Agreement and Reverse Repurchase Agreement Risk. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Series or, in the case of a reverse repurchase agreement, the securities sold by the Series, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Series reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Series’ yield.

Restricted Securities Risk. Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Series.

Securities Lending Risk. Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Series. In the event of bankruptcy of the borrower, the Series could experience losses or delays in recovering the loaned securities.

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Short Sales Risk. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Series’ ability to engage in short selling.

Special Situations/Securities in Default Risk. Investments in the securities and debt of distressed issuers or issuers in default involves far greater risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or pay its principal obligations in full.

Tax Risk. The Series must derive at least 90% of its gross income from qualifying sources in order to qualify for favorable tax treatment as a regulated investment company (“RIC”). This requirement will limit the ability of the Series to invest in commodities, derivatives on commodities, or other items that could result in nonqualifying income. Future guidance by the Internal Revenue Service (“IRS”) could also limit the Series’ ability to gain exposure to commodities through commodity-linked notes or other types of investments.

Performance Information — No performance information is shown for the Series because it commenced operations on April [22], 2013. Performance information for the Series will appear in a future version of the prospectus, once the Series has a full calendar year of performance information to report.

Management of the Series —

Investment Manager. Guggenheim Partners Investment Management, LLC, d/b/a/ Guggenheim Investments (the “Investment Manager”), serves as the investment manager of the Series.

Portfolio Managers. B. Scott Minerd, Anne B. Walsh, Kevin H. Gundersen and James W. Michal are primarily responsible for the day-to-day management of the Series. They hold the titles of Chief Investment Officer; Senior Managing Director; Managing Director & Portfolio Manager; and Vice President & Portfolio Manager, respectively, with the Investment Manager. They have managed the Series since its inception.

Purchase and Sale of Series’ Shares — Shares of the Series are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. Investors do not deal directly with the Series to purchase and redeem shares. Please refer to the prospectus for the variable annuity or variable life insurance contract for information on the allocation of premiums and transfers of accumulated value.

Tax Information — Shares of the Series are owned by the insurance companies offering the variable annuity or variable life insurance contract. Please see the prospectus for the variable annuity or variable life insurance contract for information regarding the federal income tax treatment of the insurance contract.

Payments to Insurance Companies and Other Financial Intermediaries — If you purchase the Series through a broker/dealer, financial representative or other financial intermediary (such as a bank), the Series and its related companies may pay the financial intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend a variable annuity or variable life insurance contract and the Series over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING INVESTMENT OBJECTIVES AND STRATEGIES

The Board of Directors may change the Series’ investment objectives and strategies at any time without shareholder approval. A Series with a name suggesting a specific type of investment or industry will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. Should a Series change its policy of investing at least 80% of its assets in the type of investment suggested by its name, the Series will provide shareholders at least 60 days’ notice prior to making the change. As with any investment, there can be no guarantee the Series will achieve their investment objectives.

Each Series may, from time to time, take temporary defensive positions that are inconsistent with the Series’ principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, each Series may invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities or repurchase agreements. Although a Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective at that time, and it could reduce the benefit to the Series from any upswing in the market.

The Series’ holdings of certain types of investments cannot exceed a maximum percentage of assets. These percentage limitations are set forth in this Prospectus and/or the Statement of Additional Information. While the percentage limitations provide a useful level of detail about a Series’ investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Series’ share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return or risk profile in relation to the performance of the Series’ other investments. The Portfolio Managers of the Series have considerable leeway in choosing investment strategies and selecting securities they believe will help a Series achieve its objective. Notwithstanding the above, the Series will be invested in accordance with the Principal Investment Strategies discussed earlier in this Prospectus. Investors should be aware that the investments made by a Series and the results achieved by a Series at any given time are not expected to be the same as those made by other mutual funds for which the Investment Manager acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Series.

The Series are subject to certain investment policy limitations referred to as “fundamental policies” and “operating policies.” The full text of each Series’ fundamental and operating policies, as well as information relating to additional investment policies, management practices and related risks of the Series, is included in the Statement of Additional Information.

DESCRIPTIONS OF PRINCIPAL RISKS

Additional information on the principal risks of the Series is described below. Not all of the risks apply to each Series. A list of the principal risks that apply to a particular Series can be found under the “Principal Risks” heading for that Series. However, the fact that a particular risk was not indicated as a principal risk for a Series does not mean that the Series is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Series. For example, the risk of investing in small-cap companies is not listed as a principal risk for Series F. This does not mean that Series F is prohibited from investing in small-cap companies, only that the risk of small-cap companies is not one of the main risks associated with Series F. Although the Series will not generally trade for short-term profits (unless otherwise indicated), circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs, which decreases the value of investments. In seeking to meet its investment objective, a Series’ assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Series’ investment program.

In addition, investors should note that, to the extent authorized by law, each Series reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time.

Asset-Backed and Mortgage-Backed Securities Risk — The Series may invest in asset-backed securities, including mortgage-backed securities and structured investment vehicles (“SIVs”), which are legal

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entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. The Series will receive payments that are part interest and part return of principal. These payments may vary based on the rate at which borrowers pay off their loans. When a borrower, such as a homeowner with respect to mortgage-backed securities, makes a prepayment, a Series receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. An underlying pool of assets, principally automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables may back asset-backed securities in which a Series may invest. A Series may invest in these and other types of asset-backed securities that may be developed in the future. The pool provides the interest and principal payments to investors. Asset-backed securities may provide a Series with a less effective security interest in the related collateral than do mortgage-related securities, and thus it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these securities. Some mortgage-backed securities and SIVs may be leveraged or have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

Home mortgage loans are typically grouped together into “pools” by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations—familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.”

The underlying assets (i.e., loans) are subject to prepayments, which can shorten the securities’ weighted average life and may lower their return or defaults. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty. These securities are subject to high degrees of credit, valuation and liquidity risks.

Commodities Risk — The commodities industries can be significantly affected by: the level and volatility of commodity prices; world events including international monetary and political developments; import controls and worldwide competition; exploration and production spending; and tax and other government regulations and economic conditions.

Commodities-Linked Investments Risk — The performance of commodity-linked investments may depend on the performance of the overall commodities markets and on other factors that affect the value of commodities, including weather, political, tax, and other regulatory and market developments. Commodity-linked notes may be leveraged. For example, the price of a three-times leveraged note may change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures. Commodity-linked investments also can cause a Series to be subject to additional regulation and a disadvantageous tax regime. Legal and regulatory changes also can affect the value of these investments.

Collateralized Loan Obligations — CLOs are trusts or other special purpose entities that are backed by a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans.

CLOs issue classes or “tranches” that vary in risk and yield, and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs depend largely on the type of the underlying loans and the tranche of CLOs in which a Series invests. In addition, CLOs carry risks including interest rate risk, credit risks and default risk.

Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments described below under “Derivative Risk.”

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Convertible Securities Risk — Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on a Series’ ability to achieve its investment objective.

“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Series may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Credit Risk — It is possible that some issuers of fixed-income securities will not make payments on debt securities and derivatives held by a Series, or there could be defaults on repurchase agreements held by a Series. This risk may be especially acute with respect to high yield securities (i.e., “junk bonds”). Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Series. A change in the credit quality rating of a security can affect its liquidity and make it more difficult for a Series to sell. Any applicable limitation on the credit quality of a security in which a Series may invest is applied at the time the Series purchases the security.

Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. See Appendix A of the Statement of Additional Information for a more complete discussion of the meaning of the different credit quality ratings. Investment grade securities are fixed-income securities that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default), or which, if unrated, have been determined by an Investment Manager to be of comparable quality. Investment grade securities are designated BBB, A, AA or AAA by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc. and Dominion Bond Rating Service Ltd., and Baa, A, Aa or Aaa by Moody’s Investors Service, or have been determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same security, the Series will use the higher rating for purposes of determining the security’s credit quality.

Loans in which a Series may invest are generally rated lower than investment grade credit quality, e.g., rated lower than “Baa” by Moody’s Investors Service (“Moody’s”) or “BBB” by Standard & Poor’s Corporation (“S&P”), or have been issued by issuers who have issued other debt securities which, if rated, would be rated lower than investment grade credit quality. Bridge loans in which a Series may invest are generally unrated although the borrowers and their loans typically would be rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Investment Manager and not on rating agency evaluations. This analysis may be difficult to perform. Information about a loan and its issuer generally is not available in the public domain. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws and generally little public information exists about these companies. Generally, however,

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issuers are required to provide financial information to lenders, and information may be available from other loan participants or agents that originate or administer loans.

Currency Risk — A Series’ indirect and direct exposure to foreign currencies subjects the Series to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Series. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

Derivatives Risk — Derivatives include forwards, futures, options, options on futures, swaps and other instruments discussed in a Series’ principal investment strategies, which may be used to create economic leverage in the Series, to enhance total return, to seeks to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to change the effective duration of a Series’ portfolio, to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. These investments may pose substantial risks in addition to those associated with investing directly in securities or other investments. These risks may include illiquidity of the derivative, imperfect correlation with underlying investments or the Series’ other portfolio holdings, lack of availability, counterparty risks, leverage and valuation risks and legal restrictions. There is the risk that investments in derivatives may fail to serve their intended purposes and may reduce returns or increase volatility. There is also the risk that a Series could lose more than the amount the Series invested in the derivatives. These practices also entail transactional expenses and may cause a Series to realize higher amounts of short-term capital gains than if a Series had not engaged in such transactions. Use of derivatives may also cause a Series to be subject to additional regulations, which may generate additional Series expenses.

Swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one day to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amounts,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. A Series may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps and credit default swaps. A Series may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities, which is speculative, or to hedge a position.

Options and Futures. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a predetermined price in the future. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. A Series may also purchase or sell call and put options on a “covered” basis. A call option is “covered” if a Series owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Series’ custodian). As a seller of covered call options, a Series faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Options and futures may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Options and futures may not always be successful investments and their prices can be highly volatile.

Hybrid Securities. Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below

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market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Emerging Markets Risk — A Series may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include: (1) less social, political and economic stability; (2) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (3) certain national policies which may restrict the Series’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; and (5) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Sovereign debt of emerging countries may be in default or present a greater risk of default.

Equity Securities Risk — Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. A Series may lose a substantial part, or even all, of its investment in a company’s stock. Growth stocks may be more volatile than value stocks.

A Series’ investment in securities offered through initial public offerings (IPOs) may have a magnified performance impact, either positive or negative, on a Series and particularly those with a small asset base. There is no guarantee that as a Series’ assets grow, they will continue to experience substantially similar performance by investing in IPOs. A Series’ investments in IPOs may make it subject to more erratic price movements than the overall equity market.

Foreign Securities Risk — Investing in foreign investments, including investing in foreign securities through ADRs, involve certain special risks, including, but not limited to: (1) unfavorable changes in currency exchange rates; (2) adverse political and economic developments; (3) unreliable or untimely information; (4) limited legal recourse; (5) limited markets; (6) higher operational expenses; and (7) illiquidity. These risks may even be higher in underdeveloped or emerging markets. A Series considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Series may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Series may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Series.

High Yield and Unrated Securities Risk — High yield securities (some of which are commonly referred to as “junk bonds”) are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of BB or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or Ba or lower by Moody’s Investors Service or have been determined by an Investment Manager to be of comparable quality. The total return and yield of junk bonds and other high yield securities can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds and other high yield securities (those rated below investment grade or in default, or unrated securities determined to be of comparable quality) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on the Investment Manager’s credit analysis. A real or perceived economic downturn or

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higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These securities are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds. High Yield Series may be particularly sensitive to the risks of high yield securities.

Interest Rate Risk — Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of a Series’ securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in a Series, the more a Series’ share price will fluctuate in response to interest rate changes. If an issuer calls or redeems an investment during a time of declining interest rates, a Series might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Investors should note that interest rates currently are at, or near, historic lows.

Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Investment in Investment Vehicles Risk — Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts (“SPDRs”) and similar securities of other investment companies, including closed-end funds, mutual funds and exchange traded funds (“ETFs”). Such index-based investments sometimes hold substantially all of their assets in securities representing a specific index. In the case of SPDRs, the index represented is the S&P 500 Index, but a Series may invest in other index-based investments designed to track other indexes or market sectors. To the extent a Series invests in other investment companies or vehicles, the Series and its shareholders will incur its pro rata share of the underlying investment companies’ or vehicles’ expenses, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two or more investment vehicles. In addition, a Series will be subject to the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally. A Series may use index-based investments as a way of managing its cash position, to maintain liquidity while gaining exposure to the equity markets, or a particular sector of the equity market, or to seek to avoid losses in declining market conditions.

Investment in Loans Risk — Loans, such as syndicated bank loans, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans and unfunded commitments, a incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligation of the borrower. A Series could also have its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and can decline significantly in value, which may result in the Series not receiving payments to which it is entitled.

Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fact as interest rates in general.

Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality), involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Debt securities rated below BBB by S&P or Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Furthermore, while the resale, or secondary, market for is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be

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infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which a Series may invest will be relatively illiquid. Certain loans may be subject to restrictions on resale or assignment. A Series may have difficulty in disposing of loans in a timely fashion, which could result in losses to the Series.

Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and other types of acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

A Series values its assets daily. However, because the secondary market for loans is limited, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

A Series may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, a Series might be unable to trade securities of such a transaction in a security of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.

Leverage Risk — The use of derivatives, reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of a Series. Leveraging may cause a Series to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory requirements, a Series segregates or earmarks liquid assets to meet its obligations under, or otherwise covers, the transactions that may give rise to this risk. Applicable law limits a Series from borrowing in an amount greater than 33 1/3% of its assets.

The Series are permitted to borrow money for certain purposes. To the extent that a Series purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the net asset value of any increase or decrease in the market value of a Series’ portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased.

Liquidity and Valuation Risk. In certain circumstances, it may be difficult for the Series to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established liquid market for instruments in which the Series may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Series’ portfolio, the ability of the Series to assign an accurate daily value to these investments may be difficult and the Investment Manager may be required to fair value the investments. For additional information about fair valuation, see “Determination of Net Asset Value.”

Management Risk — The Series are subject to management risk because they are actively managed investment portfolios, which means that investment decisions are made based on investment views. The Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for a Series, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Investment Manager and each individual portfolio manager in connection with managing a Series and may also adversely affect the ability of a Series to achieve its investment objectives. Furthermore, active trading that can accompany active management will increase the costs a Series incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Series and, as a result, may lower the Series’ performance.

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Market Risk — Most securities fluctuate in price, and equity prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions. Volatility of financial markets can expose a Series to greater market risk, possibly resulting in greater liquidity risk. Moreover, changing economic, political or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by a Series in a different country or geographic region due to increasingly interconnected global economies and financial markets. These market conditions also may lead to increased regulation of a Series and the instruments in which a Series may invest, which may, in turn, affect the Series’ ability to pursue its investment objective and the Series’ performance.

Municipal Securities Risk — A Series’ holdings of municipal securities will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers. Income from municipal bonds held by a Series could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal issuer. In addition, a portion of a Series’ otherwise tax-exempt dividends may be taxable to those shareholders subject to the federal alternative minimum tax. To the extent that a Series invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Also, municipal securities backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of taxation supporting the project or assets or the inability to collect enough revenue. Because many municipal securities are issued to finance similar projects (especially those relating to education, health care, utilities and transportation), conditions in those sectors can affect the overall municipal market, including proposed federal, state or local legislation involving the financing of, or declining markets or needs for, such projects. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. For example, health care can be hurt by rising expenses, dependency on third party reimbursements, legislative changes and reductions in government spending; electric utilities are subject to governmental rate regulation; and private activity bonds rely on project revenues and the creditworthiness of the corporate user as opposed to governmental support. Municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by current budgetary constraints of the federal government. Other national governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.

Preferred Securities Risk — Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Prepayment Risk — The issuers of securities held by a Series may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline and may offer a greater potential for income loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Most floating rate loans (such as syndicated bank loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

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Real Estate Securities Risk — A Series may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. These risks include: losses from casualty or condemnation, and changes in local and general economic conditions, changes in real estate values and rental income, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, extended vacancies of properties, and the management skill and credit worthiness of the issuer. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns. The value of a REIT can depend on the structure of and cash flow generated by the REIT, and may invest in a limited number of properties, a narrow geographic area, or a single type of property, which may increase the risk that a Series could be unfavorably affected by the poor performance of a single investment or investment type.

Because REITs are pooled investment vehicles that have expenses of their own, a Series will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. REITs are also subject to unique tax requirements which, if not met, could adversely affect dividend payments. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Regulatory and Legal Risk — U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Series, the strategies used by the Series or the level of regulation applying to the Series (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Series.

Repurchase Agreements and Reverse Repurchase Agreements Risk — In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to a Series or, in the case of a reverse repurchase agreement, the securities sold by the Series, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by a Series exceeds the repurchase price payable by the Series; if the value of the purchased securities increases during such a delay, that loss may also be increased. When a Series enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Series’ assets. As a result, such transactions may increase fluctuations in the net asset value of the Series’ shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If a Series reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Series’ yield and the amount of exempt-interest dividends that may be paid by the fund.

Restricted Securities Risk — Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 (“1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, are subject to a Series’ limitation on illiquid securities.

Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Series. A Series may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Series, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances.

Investing in Rule 144A Securities and other restricted and non-registered securities (such as privately placed securities purchased through transactions complying with the requirements in Regulation D or S) could have the

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effect of increasing the amount of a Series’ assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

Securities Lending Risk — Securities lending involves the lending of portfolio securities owned by a Series to qualified borrowers, including broker-dealers and financial institutions. Therefore, loans of securities involve the risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a Series. In addition, in the event of bankruptcy of the borrower, a Series could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the Series’ lending agent. When lending portfolio securities, a Series initially will require the borrower to provide the Series with collateral, most commonly cash, which the Series will invest. Although a Series invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower.

Short Sales Risk — A short sale entails selling a borrowed security with the expectation that the price of the security will decline so that a Series may purchase the security at a lower price when the Series must return the security that it borrowed. While the potential losses associated with investing in stocks are typically limited to the original cost of the securities, the potential for losses associated with short positions is much greater than the original value of the securities sold short. A Series may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and a Series may have to buy the borrowed securities at an unfavorable price, resulting in a loss. The use of short sales may cause a Series to have higher expenses than those of equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities. Also, short sales may be subject to legal restrictions, which may limit the ability of a Series to implement its strategies.

Special Situation Investments/Securities in Default Risk — Investing in Special Situation Investments involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value. While offering an opportunity for capital appreciation, Special Situation Investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full. Special Situation Investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and potentially rendering them less liquid than performing debt obligations. Those Special Situation Investments involved in a bankruptcy proceeding can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement. Special Situation Investments may also include debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks.

Tax Risk — The Series must derive at least 90% of their gross income from qualifying sources in order to qualify for favorable tax treatment as a RIC. This requirement will limit the ability of the Series to invest in commodities, derivatives on commodities, or other items that could result in nonqualifying income. Although the IRS has issued numerous favorable private letter rulings concluding that income from commodity-linked notes is qualifying income for purposes of the 90% qualifying gross income test applicable to RICs, such rulings can be relied on only by the taxpayers to whom they are issued. Moreover, the IRS currently is reconsidering whether and how a RIC should be permitted to gain indirect commodity exposure. Future IRS guidance, or possibly legislation, could further limit the ability of a RIC to gain commodity exposure.

PORTFOLIO HOLDINGS

A description of the Series’ policies and procedures with respect to the disclosure of the Series’ underlying portfolio securities is available in the Series’ Statement of Additional Information and on their website at www.securitybenefit.com/. In addition, investors should note that the Series publish a complete list of their month-end portfolio holdings on their website generally within one to two days after the end of each following calendar month. Such information will remain online for four months or as otherwise required by law.

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INVESTMENT MANAGER

Guggenheim Partners Investment Management, LLC (“Guggenheim Partners” or the “Investment Manager”), located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment manager to the Floating Rate Strategies Series and Macro Opportunities Series. On September 30, 2012, the aggregate assets under the investment management of Guggenheim Partners were approximately $95.9 billion.

The Investment Manager makes investment decisions for the assets of the Series and continuously reviews, supervises and administers each Series’ investment program.

Management Fees — The following chart shows the contractual investment management fees to be paid by each Series. For Series for which the Investment Manager has retained a sub-adviser, the Investment Manager, and not the Series, is responsible for payment of sub-advisory fees.

In addition to any contractual waivers and expense reimbursements, the Investment Manager may waive some or all of its management fee to limit the total operating expenses of a Series to a specified level. The Investment Manager also may reimburse expenses of a Series from time to time to help it maintain competitive expense ratios. These arrangements may be voluntary, in which case they may be terminated at any time.

Contractual Management Fees (expressed as a percentage of average net assets)

Series F	0.65%	Series M	0.89%

Additionally, as noted in the “Series Summaries” section for certain Series, the Investment Manager has contractually agreed through [May 1, 2014] to waive fees and/or reimburse Series’ expenses to the extent necessary to limit the ordinary operating expenses (exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of a Series to an indicated annual percentage of average daily net assets for each Series. A Series with a contractual fee waiver may have “Total annual operating expenses after fee waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by a Series of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The Investment Manager may only receive such reimbursement when the operating expenses for a Series subject to a contractual fee limitation are less than the amount specified in the contract. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such or it may be terminated by the Board of Directors (subject to recoupment rights).

A discussion regarding the basis for the Board of Directors approving the investment advisory contract of the Series will be available in the Series’ semi-annual report for the fiscal period ending June 30, 2013.

Portfolio Managers — The Portfolio Managers of the Investment Manager oversee the day-to-day operations of the following Series:

Series F (Floating Rate Strategies Series) and Series M (Macro Opportunities Series)

B. Scott Minerd, Chief Investment Officer of Guggenheim Partners and Portfolio Manager of Security Investors. Mr. Minerd is also a portfolio manager for the Guggenheim Build America Bonds Managed Duration Trust, an SEC registered closed-end fund. Mr. Minerd joined Guggenheim Partners (or its affiliate or predecessor) in May 1998. Mr. Minerd guides the investment strategy of the sector portfolio managers. Mr. Minerd holds a B.S. in Economics from the Wharton School of the University of Pennsylvania.

Anne B. Walsh, Senior Managing Director of Guggenheim Partners and Portfolio Manager of Security Investors. Ms. Walsh is also portfolio manager for the Guggenheim Build America Bonds Managed Duration Trust, an SEC registered closed-end fund. Ms. Walsh joined Guggenheim Partners (or its affiliate or predecessor) in 2007. Prior to joining Guggenheim Partners, she was Senior Vice President and the Chief Investment Officer for Reinsurance Group of America, where she was employed from 2000 to 2007. Ms. Walsh received her B.S.B.A. and M.B.A. from Auburn University and her J.D. from the University of Miami School of Law.

Kevin H. Gundersen, Managing Director & Portfolio Manager of Guggenheim Partners and Portfolio Manager of Security Investors. Mr. Gundersen joined Guggenheim Partners (or its affiliate or predecessor) in 2002.

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Currently, he leads an industry team which is focused on investing across the capital structure in the media, telecommunications and technology sectors. Mr. Gundersen received his A.B. from Harvard University.

James W. Michal, Vice President & Portfolio Manager of Guggenheim Partners and Portfolio Manager of Security Investors. Mr. Michal joined Guggenheim Partners (or its affiliate or predecessor) in 2008 and he assists in the management of the firm’s portfolios dedicated to opportunistic strategies in structured finance. Mr. Michal is a Vice President and Co-Portfolio Manager for Guggenheim Partners’ Structured Credit Opportunistic Mandates. Mr. Michal is responsible for the day-to-day risk monitoring of the assets and performs credit analysis and trade execution for new securities. Prior to joining Guggenheim Partners, Mr. Michal was an Associate in Wachovia’s structured finance division. Mr. Michal successfully contributed to a total of 11 completed transactions raising approximately $4.3 billion of capital. Prior to his time in structured credit products, he was an Analyst in Wachovia’s corporate credit division focusing on portfolio management and loan syndications. Mr. Michal earned a BSBA in Finance and International Business from Georgetown University.

Series F (Floating Rate Strategies Series)

Michael P. Damaso, Senior Managing Director, Head of Trading & Portfolio Manager of Guggenheim Partners. Mr. Damaso joined Guggenheim Partners (or its affiliate or predecessor) in 2001 as a member of the Leveraged Credit Investing Team where he was responsible for analyzing investments in the energy, telecommunications, utility and chemical sector. Currently, Mr. Damaso is responsible for risk management and trading leveraged credit portfolios. Mr. Damaso received his BBA from the University of San Diego.

The Statement of Additional Information provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Series.

PERFORMANCE INFORMATION ON THE INVESTMENT MANAGER’S OTHER SIMILAR ACCOUNTS

Series M (Macro Opportunities Series) — The table below sets forth data relating to the historical performance of the Absolute Return Strategic Composite (the “Absolute Return Composite”), a composite of all of the separate investment advisory accounts managed by Guggenheim Partners since September 1, 2007, which have substantially similar investment objectives, policies and strategies as the Series.

The performance information for the Absolute Return Composite is the gross total return as adjusted to reflect all applicable account fees and expenses including the highest advisory fee charged to the Guggenheim Partners’ private advisory accounts. To the extent that the operating expenses incurred by the private advisory accounts are lower than the expected operating expenses of the Series, the performance results of the Absolute Return Composite would be greater than what Series performance would have been. The accounts in the Absolute Return Composite were not mutual funds and, thus, were not subject to the requirements of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code, which, if imposed, could have affected their performance. The performance of the Absolute Return Composite was calculated in compliance with the Global Investment Performance Standards (GIPS®) maintained by the CFA Institute.

THE INVESTMENT RESULTS PRESENTED BELOW ARE NOT THOSE OF THE SERIES and are not intended to predict or suggest returns that might be experienced by the Series or an individual investor having an interest in the Series. These total return figures represent past performance and do not indicate future results, which will vary, sometimes dramatically, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Returns through December 31, 2012

	Composite	Index[1]
Past One Year	16.80%	0.51%
Past Three Years	14.38%	0.37%
Past Five Years	10.82%	1.18%
Since September 1, 2007[2]	10.47%	2.22%

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Calendar Year Total Returns

	Composite	Index[1]
2012	16.80%	0.51%
2011	20.08%	0.27%
2010	18.74%	0.33%
2009	29.73%	0.99%
2008	-14.50%	3.83%

1	The Bank of America Merrill Lynch 3 month LIBOR Constant Maturity Index is an unmanaged index of 3 month constant maturity dollar-denominated deposits derived from interest rates on the most recent available dollar-denominated deposits.
2	Inception date of the Composite.

Series F (Floating Rate Strategies Series) — The table below sets forth data relating to the historical performance of the U.S. Bank Loans –Composite (the “U.S. Bank Loans Composite”), formerly, the Bank Loans-Domestic Composite, a composite of all of the separate investment advisory accounts managed by Guggenheim Partners since January 1, 2003, which have substantially similar investment objectives, policies and strategies as the Series.

The performance information for the U.S. Bank Loans Composite is the gross total return as adjusted to reflect all applicable account fees and expenses including the highest advisory fee charged to the Guggenheim Partners’ private advisory accounts. To the extent that the operating expenses incurred by the private advisory accounts are lower than the expected operating expenses of the Series, the performance results of the U.S. Bank Loans Composite would be greater than what Series performance would have been. The accounts in the U.S. Bank Loans Composite were not mutual funds and, thus, were not subject to the requirements of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code, which, if imposed, could have affected their performance. The performance of the U.S. Bank Loans Composite was calculated in compliance with the Global Investment Performance Standards (GIPS®) maintained by the CFA Institute.

THE INVESTMENT RESULTS PRESENTED BELOW ARE NOT THOSE OF THE SERIES and are not intended to predict or suggest returns that might be experienced by the Series or an individual investor having an interest in the Series. These total return figures represent past performance and do not indicate future results, which will vary, sometimes dramatically, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Returns through December 31, 2012

	Composite	Index[1]
Past One Year	10.79%	9.43%
Past Three Years	9.68%	7.01%
Past Five Years	7.71%	4.81%
Since January 1, 2003[2]	7.82%	5.53%

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Calendar Year Total Returns

	Composite	Index[1]
2012	10.79%	9.43%
2011	4.23%	1.82%
2010	14.24%	9.97%
2009	39.18%	44.87%
2008	-21.05%	-28.75%
2007	5.46%	1.88%
2006	9.22%	7.33%
2005	7.36%	5.69%
2004	7.56%	5.60%
2003	10.12%	11.01%

1	The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. It represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans.
2	Inception date of the Composite.

SUB-ADVISERS

The Investment Manager and the Series have received from the U.S. Securities and Exchange Commission (“SEC”) an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Series’ Board of Directors, but without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about the new unaffiliated sub-adviser within 90 days of the change. The order allows the Series to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services to those Series which use a sub-adviser:

•	performing initial due diligence on prospective sub-advisers for the Series

•	monitoring the performance of the sub-advisers

•	communicating performance expectations to the sub-advisers

•	ultimately recommending to the Board of Directors whether a sub-adviser’s contract should be renewed, modified or terminated

The Investment Manager does not expect to recommend frequent changes of sub-advisers. Although the Investment Manager will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Series will obtain favorable results at any given time.

PURCHASE AND REDEMPTION OF SHARES

Security Benefit Life Insurance Company (“SBL”) and SBL’s affiliated life insurance company as well as unaffiliated life insurance companies purchase shares of the Series for their variable annuity and variable life insurance separate accounts. Investors purchasing shares of a Series through variable life insurance or variable annuity products do not deal directly with the Series to purchase and redeem shares. Please refer to the prospectus of the variable life insurance or variable annuity product for information on the allocation of premiums and on transfers. The insurance companies buy and sell shares of the Series at the net asset value per share (NAV) next determined

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after receipt and acceptance of an order to buy or receipt of an order to sell by the Series or its agents. Each Series reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. Orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by a Series at the same time that the corresponding orders are received in proper form by the fund of funds. A Series’ NAV is generally calculated as of the close of trading on every day the NYSE is open (usually 4:00 p.m. Eastern Standard Time).

The Series offer certain qualified retirement plan investors the option to submit purchase orders through a financial intermediary or to send purchase orders by mail and send purchase proceeds by check, wire transfer or ACH. The Series do not accept cash or cash equivalents (such as traveler’s checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks), cashier’s checks, or bank checks. The Series reserve the right to refuse other payment instruments if, in the sole discretion of SBL Fund management, it is deemed to be in the best interests of the Series. Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

The Series may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for other than weekends or holidays, or any emergency is deemed to exist by the SEC. To the extent authorized by law, each Series reserves the right to discontinue offering shares at any time, or to cease operations entirely.

The Series intend to pay redemption proceeds in cash; however, under unusual conditions that make payment in cash disadvantageous to the Series, the Series reserve the right to pay all, or part, of the redemption proceeds in liquid securities with a market value equal to the redemption price (“redemption in kind”). In the event of a redemption in kind of portfolio securities of the Series, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

Distribution and Shareholder Services Fees — Series F and Series M have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act that allows those Series to pay distribution and shareholder services fees to the Guggenheim Distributors, LLC (the “Distributor”). The Series will pay distribution and shareholder services fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. The Distributor may, in turn, pay all or a portion of the proceeds from the distribution and shareholder services fees to insurance companies or their affiliates and qualified plan administrators (“intermediaries”) for services they provide on behalf of the Series to current and prospective variable contract owners and qualified plan participants that invest in the Series through the intermediaries. These services may include providing information about the Series, teleservicing support, and delivering Series documents, among others. Payment for these services also may help promote the sale of the Series’ shares.

The amount of these distribution and shareholder services fees may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment productsand may influence the products offered or recommended by the intermediary. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Series over another investment, including other series of SBL Fund.

Because the Series pay these fees out of assets on an ongoing basis, over time these fees will increase the cost of your investment.

Revenue Sharing Payments — SBL and/or its affiliates may participate in arrangements whereby they compensate, out of their own resources and at no additional cost to the Series or the Series’ shareholders, financial representatives who sell SBL’s variable annuity products that invest in SBL Fund. Such payments, commonly referred to as “revenue sharing,” do not increase Series’ expenses and are not reflected in the fees and expenses listed in the expense tables of this prospectus. Such compensation may be paid to intermediaries for (without limitation) marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Series on a sales list, including a preferred or select sales list, or in other sales programs. Revenue sharing may also be paid to intermediaries that provide services to the Series or to shareholders, including (without limitation) shareholder servicing, sub-administration or

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sub-transfer agency services. The compensation received by such financial representatives via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the prospectus of the variable life insurance or variable annuity product or through a financial representative and in the Statement of Additional Information. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Series over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Series.

Market Timing/Short-Term Trading — The Series are not suitable for purchase by active investors. The Series are intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. If you wish to engage in such practices, we request that you do not purchase shares of the Series. This frequent trading into and out of the Series may present risks to the Series’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Series’ investment strategies, requiring the Series to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. Certain types of securities, including foreign securities, securities of small- and mid-capitalization companies and high yield securities, may be more vulnerable to the risks of frequent trading than others. The Series do not accommodate frequent purchases and redemptions. Consequently, the Board of Directors has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Series.

For purposes of applying the Series’ policies, the Investment Manager may consider the trading history of accounts under common ownership or control. In addition, each Series reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Series. Under the Series’ policies, two “round trip transfers” within a 90-day period may indicate market timing. If such activity is detected, a letter is mailed to the shareholder (or his or her insurance company), with a warning that another round trip transfer request will result in the shareholder being prevented from making additional transfers for a 90-day period. If a third round trip transfer is attempted within the same 90-day period, the shareholder will be notified that activity in that account is restricted for a 90-day period. Further, the Series reserve the right to reject any purchase request for any reason without prior notice if the Investment Manager believes that the trading activity would be disruptive or harmful to the Series.

In its sole discretion, the Series may revise their market timing procedures at any time without prior notice as they deem necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the insurance company on behalf of the Series may aggregate transfers made in two or more variable insurance contracts that the insurance company believes are connected (for example, two contracts with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

Transactions accepted by an insurance company in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Series and may be cancelled or revoked by the Series by the close of business on the next business day following receipt. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Series will occur, particularly with respect to trades placed by shareholders that invest in the Series through omnibus accounts maintained by insurance companies. The Series’ access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. In addition, because the Series are sold primarily, directly and indirectly, through variable annuity and variable life insurance products, the Series expect that all shares of the Series will be owned, directly and indirectly, on an omnibus level by various insurance companies sponsoring such products on behalf of contract owners. As a result, the Series’ ability to prevent frequent trading of the Series will be solely dependent on the ability and willingness of the various insurance companies to assist in its prevention. In addition, the terms of an insurance company’s variable insurance contract may also limit the insurance company’s ability to restrict or deter harmful trading. Furthermore, the identification of contract owners determined to engage in harmful trading activity involves judgments that are inherently subjective. As a result, the Series cannot assure that their policies will be enforced with regard to shares held through

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such omnibus arrangements (which may represent a majority of the Series’ shares), and as a result frequent trading could adversely affect the Series and their long-term shareholders as discussed above.

Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent trading.

The Series reserve the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Series management, it is deemed to be in the best interests of the Series or in cases where the Series is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Series is required to withhold such proceeds.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each Series pays dividends from its net investment income and distributes any net capital gains that it has realized, at least annually. Such dividends and distributions will be reinvested in additional shares of the Series.

Each Series intends to qualify and to elect to be taxed as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income, and sources of income. If a Series qualifies as a “regulated investment company” and complies with the appropriate provisions of the Code, such Series will not be liable for federal income tax on income it distributes. Each Series also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contract so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Series to the insurance company’s separate accounts.

Since you may purchase shares of a Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit Life Insurance Company or its affiliated life insurance company, no discussion is included here as to the federal income tax consequences at the Series’ shareholder level. For information concerning the federal income tax consequences to you as the purchaser of a variable annuity or variable life insurance contract based on a Series, see the prospectus for such variable annuity or variable life insurance contract. See the Statement of Additional Information for more information on taxes.

DETERMINATION OF NET ASSET VALUE

The NAV of each Series is computed as of the close of regular trading hours on the NYSE (normally 4:00 p.m. Eastern Standard Time) on days when the NYSE is open. The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If portfolio investments of the Series are traded in markets on days when the NYSE is not open, the Series’ NAV may fluctuate on days when investors cannot purchase or redeem shares.

Foreign securities are valued based on quotations from the primary market in which they are traded and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Series do not price their shares. Therefore, the NAV of Series holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Series.

Portfolio securities and other investments are generally valued at market value when market quotations are readily available. Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less may be valued at amortized cost.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), the Investment Manager, in good faith, establishes a fair value for the security in accordance with the SBL Funds, or the Series’ valuation procedures. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before

27

the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Investment Manager makes such determinations in good faith in accordance with the Series’ valuation procedures, with the goal of accurately reflecting the current value of each Series’ portfolio holdings in the Series’ net asset value per share. There can be no assurance that a Series could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Series determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

Since the Series had not commenced operations as of the date of this prospectus, financial highlights information has not been provided.

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FOR MORE INFORMATION

By Telephone — Call 1-800-888-2461

By Mail — Write to:

Security Investors, LLC

805 King Farm Boulevard, Suite 600

Rockville, MD 20850

On the Internet — Reports and other information about the SBL Fund (the “Fund”) can be viewed online or downloaded from:

SEC: On the EDGAR Database at http://www.sec.gov

Security Investors, LLC: http://www.guggenheiminvestments.com

Additional information about the Series (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

The Series’ prospectus is to be used with the attached variable annuity or variable life insurance product prospectus. The Series of the Fund correspond to the subaccounts offered in such prospectuses.

Annual/Semi-Annual Report — Additional information about the Series’ investments will be available in the Series’ annual and semi-annual reports to shareholders. In the Series’ annual report (when available), you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during its last fiscal year.

Statement of Additional Information — The Series’ Statement of Additional Information and the Series’ annual or semi-annual reports (when available) are available, without charge upon request by calling the Series’ toll-free telephone number 1-800-888-2461. Shareholder inquiries should be addressed to Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling the Series’ toll-free telephone number listed above. The Series’ Statement of Additional Information is incorporated into this prospectus by reference.

The Series’ Investment Company Act file number is 811-02753.

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805 King Farm Boulevard, Suite 600 • Rockville, Maryland 20850 • www.guggenheiminvestments.com

17890232

30

SUBJECT TO COMPLETION

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Statement of Additional Information

April [22], 2013

RELATING TO THE SBL FUND PROSPECTUS DATED APRIL [22], 2013

AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME

SBL FUND

Series F (Floating Rate Strategies Series)

Series M (Macro Opportunities Series)

805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850

(301) 296-5100

(800) 888-2461

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the SBL Fund Prospectus dated April [22], 2013, as it may be supplemented from time to time. A Prospectus may be obtained by writing Guggenheim Distributors, LLC, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling (301) 296-5100 or (800) 888-2461. As of the date of this SAI, the Series have not yet commenced operations. As a result, the Series have no historical financial information. A copy of the SBL Fund’s Annual Report is available, without charge, by calling the phone numbers listed above.

Investment Manager Guggenheim Partners Investment Management, LLC 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401	Distributor Guggenheim Distributors, LLC 805 King Farm Boulevard, Suite 600 Rockville, Maryland 20850	Custodian [ ]	Independent Registered Public Accounting Firm [ ]

Table of Contents

WHAT IS SBL FUND?

SBL Fund (the “Fund”), a Kansas corporation, was organized by Security Benefit Life Insurance Company (“SBL”) on May 26, 1977, and serves as the investment vehicle for certain variable annuity and variable life insurance separate accounts of SBL, life insurance company separate accounts of affiliates of SBL, and life insurance company separate accounts of insurers that are not affiliated with SBL. Shares of the Fund will be sold to such insurance companies for allocation to their separate accounts, which are established for the purpose of funding variable annuity and variable life insurance contracts. The Fund reserves the right to expand the class of persons eligible to purchase shares of any series of the Fund or to reject any offer.

The Fund is an open-end management investment company of the series type registered under the Investment Company Act of 1940 (“1940 Act”), which currently issues its shares in a number of series, including Series F and Series M (“Series”). The assets of each Series are held separate from the assets of the other Series, and each Series has investment objectives which differ from those of the other Series.

As an open-end investment company, the Fund provides an arrangement by which investors may invest in a company which itself invests in securities. Each Series represents a diversified securities portfolio (within the meaning of the 1940 Act) under professional management, and the value of shares held by participating insurer’s separate accounts will fluctuate with changes in the value of the Series’ portfolio securities. As an open-end company, the Fund is obligated to redeem its shares upon demand at current net asset value (“NAV”). (See “Sale and Redemption of Shares”)

Professional investment advice is provided to each Series by Guggenheim Partners Investment Management, LLC (“Guggenheim Partners” or the “Investment Manager”). While there is no present intention to do so, the investment objective and policies of each Series, unless otherwise noted, may be changed by the Board of Directors without the approval of shareholders. Each of the Series is also required to operate within limitations imposed by its fundamental investment policies, which may not be changed without shareholder approval. These limitations are set forth under “Investment Restrictions.” An investment in one of the Series does not constitute a complete investment program.

ADDITIONAL INVESTMENT POLICIES OF THE SERIES

Investment objectives and policies of each Series are described in the Series’ prospectus. Below are additional details about the investment policies of certain Series. There are risks inherent in the ownership of any security, and there can be no assurance that the Series’ investment objectives will be achieved. The objectives and policies, except those enumerated under “Investment Restrictions,” may be modified at any time without shareholder approval.

To comply with regulations under Section 817(h) of the Internal Revenue Code, as amended (the “Code”), each Series of the Fund is required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its assets is represented by securities of any one issuer, no more than 70% is represented by securities of any two issuers, no more than 80% is represented by securities of any three issuers, and no more than 90% is represented by securities of any four issuers. As to U.S. government securities, each U.S. government agency and instrumentality is to be treated as a separate issuer.

Series F (Floating Rate Strategies Series) — The Series seeks to provide a high level of current income while maximizing total return. The Series will normally invest at least 80% of its assets (net assets, plus the amount of any borrowing for investment purposes) in floating rate senior secured syndicated bank loans, floating rate revolving credit facilities (“revolvers”), floating rate unsecured loans, floating rate asset backed securities (including floating rate collateralized loan obligations (“CLOs”)), other floating rate bonds, loans, notes and other securities (which may include, principally, senior secured, senior unsecured and subordinated bonds), fixed income instruments with respect to which the Series has entered into derivative instruments to effectively convert the fixed rate interest payments into floating rate income payments, and derivative instruments that provide exposure to floating rate or variable rate loans, obligations or other securities. Should the Floating Rate Strategies Series change its policy of investing at least 80% of its assets in the type of investment suggested by its name, the Series will provide shareholders at least 60 days’ notice prior to making the change.

Series M (Macro Opportunities Series) — The Series will seek to achieve its investment objective by investing in a wide range of fixed income and other debt and equity securities selected from a variety of sectors and credit qualities, principally, corporate bonds, participations in and assignments of syndicated bank loans, asset-backed securities (including mortgage-backed securities and structured finance investments), U.S. government and agency securities, mezzanine and preferred securities, commercial paper, zero-coupon bonds, municipal securities, non-registered or restricted securities (including securities originally issued in reliance on Rule 144A and Regulation S), step-up securities (such as step-up bonds) and convertible securities, and in common stocks and other equity investments that Guggenheim Investments, the Series’ Investment Manager, believes offer attractive yield and/or capital appreciation potential.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

The Series’ principal investment strategies and the risks associated with the same are described in the “Series’ Summaries” and “Descriptions of Principal Risks” sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Series may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Series’ Prospectus, should not be considered to be a principal strategy (or related risk) applicable to that Series.

Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Series are described in the “Series’ Summaries” and “Descriptions of Principal Risks” sections of the Prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Series which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Series. The methods described only apply to those Series which may use such methods. Although a Series may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Series will be required to do so.

General Risk Factors — The NAVs of the Series are expected to fluctuate, reflecting fluctuations in the market value of their portfolio positions. The value of fixed-income securities held by the Series generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Series are subject to greater interest rate risk. There is no assurance that any Series will achieve its investment objective.

American Depositary Receipts — Each of the Series may purchase ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company’s securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global receipts evidencing a similar arrangement. For purposes of the Series’ investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

Depositary receipts are issued through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Shares of Other Investment Vehicles — Each of the Series may invest in shares of other investment companies or other investment vehicles, which may include, without limitation, among others, mutual funds, closed-end funds and exchange-traded funds (“ETFs”) such as index-based investments such as SPDRs (based on the S&P 500), MidCap SPDRs (based on the S&P MidCap 400 Index), Select Sector SPDRs (based on sectors or industries of the S&P 500 Index), NASDAQ-100 Index Tracking Stocks (based on the NASDAQ-100 Index) and DIAMONDS (based on the Dow Jones Industrial Average). The Series may also invest in investment vehicles that are not subject to regulation as registered investment companies.

The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

To the extent a Series invests in other investment companies, or other investment vehicles, it will incur its pro rata share of the underlying investment companies’ expenses (including, for example, investment advisory and other management fees). In addition, a Series will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally. Investments in the shares of other investment companies or investment vehicles has the effect of requiring shareholders to pay the operating expenses (including, for example, investment advisory and other management fees) of two or more mutual funds.

Repurchase Agreements, Reverse Repurchase Agreements and Roll Transactions — Each of the Series may enter into repurchase agreements. Repurchase agreements are similar to loans in many respects. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, a Series will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by a Series may be delayed or limited and the Series may incur additional costs. In such case, the Series will be subject to risks associated with changes in market value of the collateral securities. Each Series intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Accordingly, each Series will enter into repurchase agreements only with (a) brokers having total capitalization of at least $40 million and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances or (b) banks having at least $1 billion in assets and a net worth of at least $100 million as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by a Series with any broker shall not exceed 15% of the total assets of the Series or $5 million, whichever is greater. Except as described above and elsewhere in this Statement of Additional Information, a Series may enter into repurchase agreements maturing in less than seven days without limitation.

Each of the Series may also enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Series would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Series may decline below the price of the securities the Series has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Series’ obligation to repurchase the securities, and the Series’ use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. As noted below under “Borrowing,” investments in reverse repurchase agreements are treated as borrowings and, therefore, are subject to a Series’ fundamental and non-fundamental policies on borrowing.

Each of the Series may also enter into “dollar rolls” in which a Series sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series would forego principal and interest paid on such securities. The Series would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Series will create a segregated account to segregate cash or liquid securities in an amount sufficient to cover its obligation under “roll” transactions and reverse repurchase agreements. Assets may be segregated with the Series’ custodian or on the Series’ books. As noted below under “Borrowing,” investments in dollar rolls are treated as borrowings and, therefore, are subject to a Series’ fundamental and non-fundamental policies on borrowing.

Real Estate Securities — Each of the Series may invest in equity securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments, and therefore, such Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs has the effect of requiring shareholders to pay the operating expenses of both the Series and the REIT.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

U.S. Government Securities — Consistent with its investment objective and strategies, each Series may invest in obligations issued or guaranteed by the U.S. government, including: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years from the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S., such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality, such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. In December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012.

Also in December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired – Fannie Mae’s bailout is capped at

$125 billion and Freddie Mac will have a limit of $149 billion. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts of received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put Fannie Mae and Freddie Mac in a better position to service their debt.

The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities the Series may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Series will invest in obligations issued by such an instrumentality only if an Investment Manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Series.

A Series may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities.

Municipal Securities —

General Risks. A Series may invest in municipal securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). A Series may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of the Series’ shares to be exempt from state and local taxes of the designated state. A Series may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if an Investment Manager believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds” for purposes of a Series’ investment objective and policies.

Municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by current budgetary constraints of the federal government. The value of Municipal Bonds may also be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. From time to time, Congress has introduced proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds. State legislatures may also introduce proposals that would affect the state tax treatment of a Series’ distributions. If such proposals were enacted, the availability of Municipal Bonds and the value of a Series’ holdings would be affected, and the investment objectives and policies of a Series would likely be re-evaluated. Municipal bankruptcies have in the past been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among Municipal Bond issuers within a state. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the Municipal Bonds held by a Series.

Similar Projects Risk. Because a Series may invest 25% or more of its assets in Municipal Bonds that finance similar projects, such as those relating to education, healthcare, housing, utilities, or water and sewers, the Series may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects. Below are some of the risks of such investments:

Education. In general, there are two types of education-related bonds: (i) those relating to projects for public and private colleges and universities; and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline resulting primarily from a decrease in student enrollment or reductions in state and federal funding. Restrictions on students’ ability to pay tuition, a reduction of the availability of state and federal funding, and declining general economic conditions are factors that may lead to declining or insufficient revenues. Student loan revenue bonds are generally offered by state authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others student loans may be private, uninsured loans made to parents or students that are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including: (i) the rate of student loan defaults; (ii) seasoning of the loan portfolio; (iii) and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include: (i) potential changes in federal legislation regarding student loan revenue bonds; (ii) state guarantee agency reimbursement; and (iii) continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing, and will likely continue to experience, increased competitive pressures. Federal legislation is expected to open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (i) the availability and cost of fuel, (ii) the availability and cost of capital, (iii) the effects of conservation on energy demand, (iv) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (v) timely and sufficient rate increases, and (vi) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. General and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers may also affect the industry. In the future, the following elements may adversely affect health care facility operations: (i) adoption of legislation proposing a national health insurance program; (ii) other state or local health care reform measures; (iii) medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; (iv) changes in medical coverage which alter the traditional fee-for-service revenue stream; and (v) efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agencies. Such bonds generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. Because it is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including: (i) acceptable completion of construction; (ii) proper management, occupancy and rent levels; (iii) economic conditions; and (iv) changes to current laws and regulations.

Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates may impact issuers of water and sewer bonds.

Municipal Bond Insurance — A Series may purchase a Municipal Bond that is covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either: (i) the issuer at the time the Municipal Bond is issued (primary market insurance); or (ii) another party after the bond has been issued (secondary market insurance). Both of these types of insurance seek to guarantee the timely and scheduled repayment of all principal and payment of all interest on a Municipal Bond in the event of default by the issuer, and cover a Municipal Bond to its maturity, typically enhancing its credit quality and value.

Even if a Municipal Bond is insured, it is still subject to market fluctuations, which will result can result in fluctuations in a Series’ share price. In addition, a Municipal Bond insurance policy will not cover: (i) repayment of a Municipal Bond before maturity (redemption); (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond; or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a Municipal Bond issue whereby part of the Municipal Bond issue may be retired before maturity.

A significant portion of the Municipal Bonds issued and outstanding is insured by a small number of insurance companies, not all of which have the highest credit rating. As a result, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. Ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency’s assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a Municipal Bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that Municipal Bond insurers will meet their claims. A higher-than-anticipated default rate on Municipal Bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.

A Series’ Investment Manager may decide to retain an insured Municipal Bond that is in default, or, in the Investment Manager’s view, in significant risk of default. While a Series holds a defaulted, insured Municipal Bond, the Series collects interest payments from the insurer and retains the right to collect principal from the insurer when the Municipal Bond matures, or in connection with a mandatory sinking fund redemption.

Debt Obligations — Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Series to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Series invest to meet their obligations for the payment of interest and principal when due.

Variable and Floating Rate Instruments — The Series may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. A Series can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by a Series may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.

Other variable and floating rate instruments include but are not limited to certain corporate debt securities, asset-backed securities (“ABSs”), MBSs, commercial mortgage-backed securities (“CMBSs”), collateralized mortgage obligations (“CMOs”), government and agency securities. An Investment Manager will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Series’ fixed income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a Series’ investment quality standards relating to investments in bank obligations. An Investment Manager will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Series should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Series could suffer a loss if the issuer defaults or during periods in which the Series is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Series will be subject to the Series’ limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Series may not demand payment of the principal amount of such instruments within seven days.

Risks Associated with Low-Rated and Comparable Unrated Debt Securities (Junk Bonds) — Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Certain Series may also purchase low rated and comparable unrated securities which are in default when purchased. The special risk considerations in connection with such investments are discussed below. See the Appendix of this Statement of Additional Information for a discussion of securities ratings.

The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, a Series might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in a Series’ NAV.

As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will a Series’ NAV. If a Series experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of high-yield securities (discussed below) a Series may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Series’ asset base over which expenses could be allocated and could result in a reduced rate of return for a Series.

Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, a Series may have to replace the securities with a lower-yielding security, which would result in a lower return for a Series.

Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the Investment Manager’s credit analysis than would be the case with investments in investment-grade debt securities. The Investment Manager employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. The Investment Manager continually monitors the investments in a Series’ portfolio and carefully evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

A Series may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. A Series anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Series’ asset value and a Series’ ability to dispose of particular securities, when necessary to meet a Series’ liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing a Series. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

Legislation has been adopted, and from time to time, proposals have been discussed regarding new legislation designed to limit the use of certain low-rated and comparable unrated securities by certain issuers. An example of such legislation is a law which requires federally insured savings and loan associations to divest their investment in these securities over time. New legislation could further reduce the market because such legislation, generally, could negatively affect the financial condition of the issuers of high-yield securities and could adversely affect the market in general. It is not currently possible to determine the impact of the recent legislation on this market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material effect on the value of low-rated and comparable unrated securities and the existence of a secondary trading market for the securities.

Loan Participations and Assignments. Certain Series may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate or foreign entity and one or more financial institutions (“Lenders”). Certain Series may also invest in participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in a Series having a contractual relationship only with the Lender, not with the borrower. The Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan (“Loan Agreement”), nor any rights of set-off against the borrower, and the Series may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Series will assume the credit risk of both the borrower and the Lender that is selling the Participation.

In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Series will acquire Participations only if the Lender positioned between the Series and the borrower is determined by the Investment Manager to be creditworthy. Where a Series purchases Assignments from Lenders, the Series will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

A Series may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Series anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Series’ ability to dispose of particular Assignments or Participations when necessary to meet the Series’ liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Series to assign a value to those securities for purposes of valuing the Series’ portfolio and calculating its NAV.

Senior Loans. The Series may invest in syndicated bank loans. Syndicated bank loans are loans that are typically made to corporate borrowers to finance leveraged buy-outs, recapitalizations, mergers, acquisitions, stock repurchases and internal growth. Syndicated bank loans generally hold one of the most senior positions in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries and/or affiliates, and intangible assets including trademarks, copyrights, patent rights and franchise value. A Series may also receive guarantees as a form of collateral. Syndicated bank loans also include participation interests in syndicated bank loans or assignments of syndicated bank loans. A syndicated bank loan in which a Series may invest typically is structured by an agent bank acting on behalf of a group of lenders to whom the loan will be syndicated. The syndicate of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. Typically, the agent bank administers the syndicated bank loan on behalf of all the lenders. This lender is referred to as the agent bank. The agent is primarily responsible for negotiating on behalf of the original lenders the loan agreement which establishes the terms and conditions of the syndicated bank loan and the rights of the borrower and the lenders. The agent bank also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral.

A Series may invest in a syndicated bank loan in one of two ways. It may purchase a participation interest, or it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a syndicated bank loan. The Series may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a syndicated bank loan previously attributable to a different lender. Unlike a participation interest, the Series will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment. Loan participations and assignment are discussed in detail above.

A Series will not originate loans. As such, it will not be buying in the “primary” market. When a Series purchases an existing assignment of a syndicated bank loan or purchases a participation interest in a syndicated bank loan, it is said to be purchasing in the “secondary” market. Purchases of syndicated bank loans in the secondary market may take place at, above, or below the par value of a syndicated bank loan. Purchases above par will effectively reduce the amount of interest being received by the Series through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Series through the amortization of the purchase price discount. The Series may be able to invest in syndicated bank loans only through participation interests or assignments at certain times when reduced direct investment opportunities in syndicated bank loans may exist.

If a Series purchases an assignment from a lender, the Series will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Series purchases a participation interest either from a lender or a participant, the Series typically will have established a direct contractual relationship with the seller/issuer of the participation interest, but not with the borrower. Consequently, the Series is subject to the credit risk of the lender or participant who sold the participation interest to the Series, in addition to the usual credit risk of the borrower. Therefore, when the Series invests in syndicated bank loans through the purchase of participation interests, the Series’ Investment Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Series and a borrower.

Typically, syndicated bank loans are secured by collateral that, at the time of origination, has a fair market value at least equal to the amount of such syndicated bank loan. The Investment Manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following a Series’ investment. Also, collateral may be difficult to sell, and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, the Series might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a syndicated bank loan must comply with various restrictive covenants contained in any syndicated bank loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the syndicated bank loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a syndicated bank loan agreement which is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding syndicated bank loan.

A Series will make an investment in a syndicated bank loan only after the Investment Manager determines that the investment is suitable for the Series based on the Investment Manager’s independent credit analysis. Generally, this means that the Investment Manager has determined that the likelihood that the corporation will meet its obligations is acceptable.

The rate of interest payable on syndicated bank loans is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are the London Interbank Offered Rate (“LIBOR”), the interest rate quoted by major U.S. money center commercial banks at which such banks are willing to lend U.S. dollars to their most creditworthy borrowers, as quoted daily in the Wall Street Journal (“Prime Rate”), the certificate of deposit (“CD”) rate, or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based syndicated bank loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based syndicated bank loans is reset periodically, typically between 30 days and 90 days. Certain of the syndicated bank loans in which a Series will invest may permit the borrower to select an interest rate reset period of up to one year. A portion of a Series’ investments may consist of loans with interest rates that are fixed for the term of the loan. Investment in syndicated bank loans with longer interest rate reset periods or loans with fixed interest rates may increase fluctuations in a Series’ net asset value as a result of changes in interest rates. However, a Series may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

Bridge loans are short-term loan arrangements (e.g., maturities that are generally less than one year) typically made by an obligor following the failure of the obligor to secure other intermediate-term or long-term permanent financing. A bridge loan remains outstanding until more permanent financing, often in the form of high yield notes, can be obtained. Most bridge loans have a step-up provision under which the interest rate increases incrementally the longer the loan remains outstanding so as to incentivize the obligor to refinance as quickly as possible. In exchange for entering into a bridge loan, a Series typically will receive a commitment fee and interest payable under the bridge loan and may also have other expenses reimbursed by the obligor. Liquid assets are maintained to cover bridge loan commitments to avoid “senior securities” concerns. Bridge loans may be subordinate to other debt and generally are unsecured. They also often are illiquid and difficult to value.

Unfunded commitments are contractual obligations pursuant to which a Series agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Typically, a Series receives a commitment fee for amounts that remain unfunded under its commitment. Unfunded commitments may subject the Series to similar risks to the risks described under “When-Issued and Forward Commitment Securities” and “TBA Purchase Commitments” discussed below.

Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Since a Series with a bridge loan or an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the loan or commitment. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, a bridge loan or unfunded loan commitment. The value of “senior securities” holdings is marked-to-market daily to ensure proper coverage.

Increasing Government Debt — The total public debt of federal, state, local and non-U.S. governments as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high levels of debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns. It also could generate an economic downturn.

Short Sales — The Series may make short sales “against the box,” in which a Series enters into a short sale of a security it owns. At no time will more than 15% of the value of a Series’ net assets be in deposits on short sales against the box. If a Series makes a short sale, the Series does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Series must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Series must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Series is said to have a “short position” in securities sold until it delivers them to the broker at which time it receives the proceeds of the sale.

Short sales by a Series that are not made “against the box” create opportunities to increase the Series’ return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Series in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Series’ NAV per share tends to increase more when the securities it has sold short decrease in value and to decrease more when the securities it has sold short increase in value than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Series may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Series may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Series might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

A Series’ decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Series or a security convertible into or exchangeable for such security. In such case, any future losses in the Series’ long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Series owns, either directly or indirectly, and, in the case where the Series owns convertible securities, changes in the investment values or conversion premiums of such securities. The Series can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Series, because the Series might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

In the view of the Commission, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short (or securities convertible into or exchangeable for such securities) are segregated, or unless the Series’ obligation to deliver the securities sold short is “covered” by segregating with the Custodian cash, U.S. government securities or other liquid assets in an amount equal to the difference between the market value of the securities sold short and any collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the short sale proceeds, cash, U.S. government securities or other liquid assets deposited with the broker and segregated with the Custodian may not at any time be less than the market value of the securities sold short. Each Series will comply with these requirements.

Futures and Options Transactions

Futures and Options on Futures. Each Series may invest in futures and related options (i) to attempt to gain exposure to a particular market, index or instrument; (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of; (iii) to attempt to minimize fluctuations in foreign currencies; (iv) for bona fide hedging purposes; or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.

An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Series will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). To the extent a Series uses futures and/or options on futures, it would do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). As of January 1, 2013, the Investment Manager is subject to registration and regulation as a commodity pool operator under the CEA with respect to its service as investment adviser to certain mutual funds. However, because the proposed rulemaking by the CFTC is not yet final, the Investment Manager is not yet subject to the CFTC recordkeeping, reporting and disclosure requirements, which may cause the Investment Manager to incur additional expenses. The requirements remain uncertain. With respect to the Series, SBL Fund will file with the National Futures Association a notice claiming an exclusion from the definition of “commodity pool operator” under the CEA and the rules of the CFTC promulgated thereunder, with respect to the Series’ operation. Accordingly, the Series will not be subject to registration or regulation as a commodity pool or commodity pool operator. However, changes to a Series’ investment strategies or investments may cause the Series to lose the benefits of the exclusion and may trigger additional CFTC regulation. If a Series becomes subject to CFTC regulation, the Series may incur additional expenses.

Each Series may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When a Series purchases or sells a futures contract, or sells an option thereon, the Series is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Series may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If a Series continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Series may undertake and on the potential increase in the speculative character of the Series’ outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Series arising from such investment activities.

Each Series may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, a Series will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Series may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. Each Series may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

Each Series may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Series will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Series may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. Each Series may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Series will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Series may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Series’ use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the ability of the Investment Manager’ or Sub-Advisor, as applicable, to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Series and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Series’ exposure to price fluctuations, while others tend to increase its market exposure.

Options. Each Series may purchase and write (sell) put and call options on securities and on stock indices listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing each Series’ investment objective. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Series may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Series will be “covered,” which means that a Series will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. If a Series writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Series may trade put and call options on securities, securities indices and currencies, as the Investment Manager or Sub-Advisor, as applicable, determines is appropriate in seeking a Series’ investment objective, and except as restricted by a Series’ investment limitations. See “Investment Restrictions.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Series may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Series is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Series delivers the security upon exercise.

Each Series may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Series may seek to purchase in the future. A Series purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Series’ securities or by a decrease in the cost of acquisition of securities by the Fund.

A Series may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Series writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Series will realize as profit the premium received for such option. When a call option of which a Series is the writer is exercised, the Series will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Series is the writer is exercised, the Series will be required to purchase the underlying securities at a price in excess of the market value of such securities.

Each Series may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Series will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Swap Agreements — Each Series may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps. A Series may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and (iii) interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap. A credit default swap enables a Series to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Series selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Series purchasing the credit protection.

Each Series also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) that a Series might enter into calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Series’ obligations (or rights) under a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

A Series’ obligations under a swap agreement would be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty would be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered would not be construed to be “senior securities” for purposes of a Series’ investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Series’ illiquid investment limitations. A Series would not enter into any swap agreement unless an Investment Manager or Sub-Advisor, as applicable, believes that the other party to the transaction is creditworthy. A Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a Series is selling credit protection, the default of a third party issuer.

Each Series may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement would typically be a bank, investment banking firm or broker-dealer. The counterparty would generally agree to pay a Series the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Series would agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Series on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Series on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with a Series receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Series would earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where a Series is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Series would be required to earmark and reserve the full notional amount of the credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Series is contractually obligated to make. If a swap counterparty defaults, a Series’ risk of loss consists of the net amount of payments that such Series is contractually entitled to receive, if any. The net amount of the excess, if any, of a Series’ obligations over its entitlements with respect to each equity swap would be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Series’ custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Series and the Investment Managers or Sub-Advisor, as applicable, believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, would not treat them as being subject to a Series’ borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market. The Investment Managers or Sub-Advisor, as applicable, under the supervision of the Board of Directors, is responsible for determining and monitoring the liquidity of Series transactions in swap agreements.

The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Managers or Sub-Advisor, as applicable, will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Series ability to enter into swap agreements.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Series could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Spread Transactions — Certain Series may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Series the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Series does not own, but which is used as a benchmark. The risk to the Series in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Series against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

Credit Derivative Transactions — Certain Series may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.

A Series may invest in credit default swap transactions and credit-linked notes (described below) for hedging and investment purposes. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation. Credit default swap transactions are either “physical delivery” settled or “cash” settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may, after default, have lost some, most, or all of its value.

A Series may be either the buyer or seller in a credit default swap transaction and generally will be a buyer in instances in which the Series actually owns the underlying debt security and seeks to hedge against the risk of default in that debt security. If a Series is a buyer and no event of default occurs, the Series will have made a series of periodic payments (in an amount more or less than the value of the cash flows received on the underlying debt security) and recover nothing of monetary value. However, if an event of default occurs, the Series (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for such asset or a cash payment in addition to owning the reference asset. A Series generally will be a seller when it seeks to take the credit risk of a particular debt security and, as a seller, the Series receives a fixed rate of income throughout the term of the contract, which typically is between six months and ten years, provided that there is no event of default. With respect to credit default swaps of which it is the seller, a Series may have to segregate liquid assets and mark the same to market on a daily basis, in an amount necessary to comply with applicable regulatory requirements. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement and/or cash settlement. Credit default swap transactions involve greater risks than if the Series had invested in the reference obligation directly.

When the Series purchases credit default swap contracts in order to hedge against the risk of default of debt securities it holds, it is subject to the risk that the swap may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also involves credit risk—that the seller may fail to satisfy its payment obligations to the Series in the event of a default.

A Series may invest in credit-linked notes. Credit-linked notes are securities that are collateralized by one or more credit default swaps on corporate credits. The difference between a credit default swap and a credit-linked note is that the buyer of a credit-linked note receives the principal payment from the seller at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Series has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.

Credit-linked notes are subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Series may receive the security that has defaulted, and the Series’ principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Series bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Series bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note. Credit default swaps and credit-linked notes may be illiquid. The Series will invest in such instruments consistent with applicable liquidity requirements.

Derivatives Regulatory Risk — The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including the Series, the Investment Managers and others) are rapidly changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on any of the Series and their investment strategies is not yet fully ascertainable.

In particular, the Dodd-Frank Act was signed into law on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Series may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions. The CFTC and SEC recently finalized the definition of “swap” and “security-based swap.” These definitions provide the parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Series. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Series’ ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Series or its counterparties may impact that Series’ ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements even if not directly applicable to the Series, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Series’ investments and cost of doing business, which could adversely affect investors.

Hybrid Instruments — Certain Series may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (“underlying benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the underlying benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of the underlying benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the underlying benchmark. These underlying benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Series to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Series.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Series would only invest in commodity-linked hybrid instruments that qualify, under applicable rules of the CFTC, for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Series’ investments in these products may be subject to limits applicable to investments in investment companies and other restrictions contained in the 1940 Act.

Structured Notes. Certain Series are permitted to invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. A Series has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. A Series bears the risk that the issuer of the structured note would default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps a Series would be subject to the credit risk of the corporate credit instruments underlying the credit default swaps. If one of the underlying corporate credit instruments defaults, the Series may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur, and the Series’ principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.

Credit-Linked Notes. Each Series may invest in credit-linked notes, which is a type of structured note. Credit-linked notes are securities whose return is based on the performance of corporate credits. The difference between a credit default swap and a credit-linked note is that the seller of a credit-linked note receives the principal payment from the buyer at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Series has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.

Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. If one of the underlying corporate credits defaults, the Series may receive the security that has defaulted, and the Series’ principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Series bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Series bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

Lending of Portfolio Securities — For the purpose of realizing additional income, certain of the Series may make secured loans of Series’ securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Series’ investment program. While the securities are being loaned, the Series will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower, although a portion can be payable to a collateral agent for certain services. When a Series invests collateral, the Series will bear the risk of loss and the risk of loss depends on the nature and type of investment made with the collateral. Costs of underlying securities lending activities are not typically reflected in a Series’ fee and expense ratios. The Series has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Series will not have the right to vote securities while they are being loaned, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

Leverage — Certain of the Series may use leverage. Leveraging a Series creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of a Series’ shares and in the yield on a Series’ portfolio. Although the principal of such borrowings will be fixed, a Series’ assets may change in value during the time the borrowing is outstanding. Since any decline in value of a Series’ investments will be borne entirely by the Series’ shareholders (and not by those persons providing the leverage to the Series), the effect of leverage in a declining market would be a greater decrease in NAV than if the Series were not so leveraged. Leveraging will create interest expenses for a Series, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest a Series will have to pay, the Series’ investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Series will be less than if leveraging were not used.

Zero Coupon Securities — Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities, which are convertible into common stock, offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury and U.S. Treasury bonds or notes and their unaccrued interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Series, most likely will be deemed the beneficial holder of the underlying U.S. government securities.

The U. S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Series will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment in the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

When-Issued and Forward Commitment Securities — The purchase of securities on a “when-issued” basis and the purchase or sale of securities on a “forward commitment” basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Series will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Series may dispose of a commitment prior to settlement if an Investment Manager deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Series disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Series enters into a transaction on a when-issued or forward commitment basis, it will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities. Assets may be segregated with a Series’ custodian or on the Series’ books and will be marked to market daily. There is a risk that the securities may not be delivered and that the Series may incur a loss.

TBA Purchase Commitments. A Series also may enter into “To Be Announced” (“TBA”) purchase commitments to purchase mortgage-backed securities for a fixed price at a future date. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Series’ other assets. In addition, the counterparty may not deliver the securities as promised. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. To facilitate such acquisitions, the Series identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a Series’ net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a Series will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a Series chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

Mortgage-Backed Securities and Collateralized Mortgage Obligations — Mortgage-backed securities, including mortgage pass-through securities and CMOs, include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect a Series’ net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities.

A Series may invest in securities known as “inverse floating obligations,” “residual interest bonds,” and “interest-only” (IO) and “principal-only” (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal payments than are most other MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term “residual interest” bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IOs) and the other class principal only payments (POs). MBSs have been referred to as “derivatives” because the performance of MBSs is dependent upon and derived from underlying securities. Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The Series can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee a Series’ investment in CMOs, IOs, or POs will be successful, and a Series’ total return could be adversely affected as a result. These securities are subject to high degrees of credit, valuation and liquidity risks.

CMOs may be issued in a variety of classes, and the Series may invest in several CMO classes, including, but not limited to Floaters, Planned Amortization Classes (“PACs”), Scheduled Classes (“SCHs”), Sequential Pay Classes (“SEQs”), Support Classes (“SUPs”), Target Amortization Classes (“TACs”) and Accrual Classes (“Z Classes”). CMO classes vary in the rate and time at which they receive principal and interest payments. SEQs, also called plain vanilla, clean pay, or current pay classes, sequentially receive principal payments from underlying mortgage securities when the principal on a previous class has been completely paid off. During the months prior to their receipt of principal payments, SEQs receive interest payments at the coupon rate on their principal. PACs are designed to produce a stable cash flow of principal payments over a predetermined period of time. PACs guard against a certain level of prepayment risk by distributing prepayments to SUPs, also called companion classes. TACs pay a targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase, the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs because of PACs’ lower risk. Because SUPs are directly affected by the rate of prepayment of underlying mortgages, SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate, the average life of a SUP will vary. SUPs, therefore, are priced at a higher yield than less volatile classes of CMOs. Z Classes do not receive payments, including interest payments, until certain other classes are paid off. At that time, the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically (usually monthly) by adding a spread to a benchmark index subject to a lifetime maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.

Investment in MBSs poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages, and the Series may invest in CMOs which are subject to greater risk of prepayment as discussed above. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a Series invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. Credit risk reflects the chance that the Series may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality. Although securities issued by U.S. government-related agencies are guaranteed by the U.S. government, its agencies or instrumentalities, shares of the Series are not so guaranteed in any way.

Historically, FHLMC and FNMA were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. In 2008, however, due to the declining value of FHLMC and FNMA securities and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, FHLMC and FNMA were placed into conservatorship by the Federal Housing Finance Agency. The effect that this conservatorship will have on FHLMC and FNMA and their guarantees remains uncertain. Although the U.S. government or its agencies provided financial support to FHLMC and FNMA, no assurance can be given that they will always provide support. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions. There is no guarantee that a Series’ investment in MBSs will be successful, and the Series’ total return could be adversely affected as a result.

Asset-Backed Securities — Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. (See “Types of Credit Support”)

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. The credit quality of an asset-backed security depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see “Types of Credit Support”), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. (See “Types of Credit Support”) Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called “strips” (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Series may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Series.

Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have “reserve Portfolios” (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been “over collateralized” (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

Automobile Receivable Securities. Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles (“Automobile Receivable Securities”). Since installment sales contracts for motor vehicles or installment loans related thereto (“Automobile Contracts”) typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner’s Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

Credit Card Receivable Securities. Asset-backed securities may be backed by receivables from revolving credit card agreements (“Credit Card Receivable Securities”). Credit balances on revolving credit card agreements (“Accounts”) are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder, and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other Asset-backed securities, Accounts are unsecured obligations of the cardholder.

Guaranteed Investment Contracts (“GICs”) — Certain Series may invest in GICs. When investing in GICs, the Series makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Series C may invest only in GICs that have received the requisite ratings by one or more designated nationally recognized statistical rating organizations. Because a Series may not receive the principal amount of a GIC from the insurance company on 7 days’ notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Restricted Securities — Each Series may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 (“1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, are subject to the Series’ limitation on illiquid securities.

Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid for by a Series. A Series may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Series, and non-U.S. persons, but resale to a broader based of investors in the United Stated may be permitted only in significantly more limited circumstances. A qualified institutional investor is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (“1934 Act”), acting for its own account or the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional investor, as well as a 1934 Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional investor.

The Fund’s Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of restricted securities. The Board of Directors has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of restricted securities, the Investment Manager will consider the trading markets for the specific security taking into account the unregistered nature of a restricted security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in restricted securities could have the effect of increasing the amount of a Series’ assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

A Series also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A or Regulation S. The Series may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for a Series to dispose of such securities at the time considered most advantageous and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time a Series may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, a Series might obtain a less favorable price than prevailing when it decided to sell.

Certain Risks of Foreign Investing —

Brady Bonds. Certain Series may invest in “Brady Bonds,” which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt.

Series P may invest only in collateralized bonds denominated in U.S. dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

Emerging Countries. Certain Series may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include: (1) less social, political and economic stability; (2) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (3) certain national policies which may restrict a Series’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; and (5) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Sovereign debt of emerging countries may be in default or present a greater risk of default.

Political and Economic Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Series could lose its entire investment in any such country.

An investment in a Series which invests in non-U.S. companies is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Series. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a Series will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Series could lose a substantial portion of its investments in such countries. The Series’ investments would similarly be adversely affected by exchange control regulation in any of those countries.

Political Instability. Certain countries in which a Series may invest may have vocal factions that advocate radical or revolutionary philosophies or support independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Series’ investment in those countries.

Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Series. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

Non-Uniform Corporate Disclosure Standards and Governmental Regulation. Non-U.S. companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by the Series will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC’s reporting requirements. Thus, there will be less available information concerning foreign issuers of such securities held by the Series than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

Currency Fluctuations. Because certain of the Series, under normal circumstances, may invest substantial portions of their total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Series’ investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Series’ holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Series’ NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Series.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the Series values their assets daily in terms of U.S. dollars, the Series does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Series will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to sell that currency to the dealer.

Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Series are uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Series due to subsequent declines in value of the portfolio security or, if the Series has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager will consider such difficulties when determining the allocation of the Series’ assets.

Non-U.S. Withholding Taxes. A Series’ investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Series’ investment income and gains.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the costs and expenses of a Series. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Series invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. These restrictions may in the future make it undesirable to invest in these countries.

Market Characteristics. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Series’ portfolio securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities, and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges although a Series will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets and may include delays beyond periods customary in the United States.

Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

Costs. Investors should understand that the expense ratio of the Series that invest in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Series are higher.

Natural Disasters. Natural disasters, public health emergencies and other global events of force majeure can negatively effect a Series’ investments. Such events can cause unemployment and economic downturns within an industry or a geographic region in which a Series invests. They can also directly disrupt the operations, cash flows and overall financial condition of a company in which a Series invests.

Singapore and Hong Kong. While the economies of Singapore and Hong Kong are exemplars of growth and development, they have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, reliance on exports and economic cycles. These factors may affect the value of a Series’ investments. In addition, these economies are heavily dependent on international trade, meaning the economic conditions of trading partners such as the U.S., Japan, China, and certain European countries may also affect the value of a Series’ investments. The recent global economic crisis significantly lowered the region’s exports and foreign investments.

Australia. Australia’s agriculture and mining sectors account for a significant portion of its economy, making its economy—and in turn, a Series’ investments—particularly susceptible to adverse changes in these sectors. In addition, Australia’s economy is heavily dependent on international trade, meaning the economic conditions of trading partners such as the U.S., Asia and other regions or specific countries may affect the value of a Series’ investments. Australia is also prone to natural disasters such as floods and droughts, and a Series’ investments in Australia may be more likely to be affected by such events than its investments in other geographic regions.

Europe. The European Union (“EU”) is an intergovernmental and supranational organization comprised of most Western European countries and an increasing number of Eastern European countries (each such country, a “Member State”). The EU aims to establish and administer a single market among Member States—consisting of a common trade policy and a single currency—and Member States established the European Economic and Monetary Union (“EMU”) in pursuit of this goal. The EMU sets forth certain policies intended to increase economic coordination and monetary cooperation. Many Member States have adopted the EMU’s euro as their currency and other Member States are generally expected to adopt the euro in the future. When a Member State adopts the euro as its currency, the Member State cedes its authority to control monetary policy to the European Central Bank.

Member States, however, face a number of challenges, including, but not limited to: tight fiscal and monetary controls, complications that result from adjustment to a new currency, the absence of exchange rate flexibility, and the loss of economic sovereignty. Unemployment in some European countries has been historically higher than in the United States, potentially exposing investors to political risk. Any or all of these challenges may affect the value of a Series’ investments.

In addition, changes to the value of the euro against the U.S. dollar could also affect the value of the Series. Investing in euro-denominated securities, or securities denominated in other European currencies, entails risk of exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. It is possible that the euro could be abandoned in the future by those countries that have adopted it and the effects of such abandonment on individual countries and the EMU as a whole are uncertain, but could be negative. Any strength in the exchange rate between the euro and the U.S. dollar can have a positive or negative effect upon valuation, and thus upon profits.

The recent global economic crisis also increases uncertainty surrounding Europe-linked investments. The crisis triggered recessions among many European countries and weakened the countries’ banking and financial sectors. Several smaller European economies in which a Series may invest were brought to the brink of bankruptcy. In addition, the crisis worsened public deficits across Europe, and some European countries including Greece, Ireland, Italy, Portugal and Spain, in which a Series may invest may be dependent on assistance from other governments or organizations. Such assistance may be subject to a country’s successful implementation of certain reforms. An insufficient level of assistance (whether triggered by a failure to implement reforms or by any other factor) could cause a deep economic downturn and affect the value of a Series’ investments.

For some countries, the ability to repay their debt is in question, and the possibility of default is real, which could affect their ability to borrow in the future. A default or debt restructuring of any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located outside the country defaulting or restructuring. Furthermore, there is the fear of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and cause other countries in the region to default as well.

Certain of the larger European economies have shown limited signs of recovery from this recent crisis; however, significant risks still threaten the potential recovery, such as high official debts and deficits, aging populations, over-regulation of non-financial businesses, and doubts about the sustainability of the EMU. In response to the crisis, many countries instituted measures to temporarily increase liquidity. These countries will need to make certain economic and political decisions in order to restore sustainable economic growth and fiscal policy. While many initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected in the near future.

The EU currently faces major issues involving its membership, structure, procedures, and policies, including: the adoption, abandonment, or adjustment of the new constitutional treaty; the EU’s expansion to the south and east; and resolution of the EU’s fiscal and democratic accountability problems. As Member States unify their economic and monetary policies, movements in European markets will lose the benefit of diversification within the region. One or more Member States might exit the EU, placing its currency and banking system in jeopardy. In connection with these uncertainties, currencies have become more volatile, subjecting the Series investments to additional risks.

Eastern Europe. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state-owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country’s national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of a Series’ assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act, and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

Japan. Though Japan is one of the world’s largest economic powers, the Series’ investments in Japan are subject to special risks. Japan’s population is aging and shrinking, increasing the cost of Japan’s pension and public welfare system, lowering domestic demand, and making the country more dependent on exports to sustain its economy. The economic conditions of Japan’s trading partners may therefore affect the value of the Series’ Japan-linked investments. Currency fluctuations may also significantly affect Japan’s economy. Japan is also prone to natural disasters such as earthquakes and tsunamis, and a Series’ investments in Japan may be more likely to be affected by such events than its investments in other geographic regions.

Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Series, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

Commercial Paper — Each Series may invest in commercial paper. A Series may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term, (usually from 1 to 270 days) unsecured promissory notes issued by U.S. or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by a Series must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by a Series must be rated in the top two short-term rating categories by any two Nationally Recognized Statistical Rating Organizations, or “NRSROs” (or one NRSRO if that NRSRO is the only such NRSRO that rates such security) or, if not so rated, must be determined by the Investment Manager to be of comparable quality. Investing in foreign commercial paper generally involves risks relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.

The Series may also invest in variable rate master demand notes. A variable rate master demand note (a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Collateralized Loan Obligations (“CLOs”) — The Floating Rate Strategies Series may invest in CLOs, which are another type of asset-backed security. A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized by the Series as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the 1933 Act. CLOs normally charge management fees and administrative expenses, which are in addition to those of the Fund.

The riskiness of investing in CLOs depend largely on the quality and type of the collateral loans and the tranche of the CLO in which the Series invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry risks including, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Series may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Series against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

Collectibles — The Macro Opportunities Series may invest in collectibles, which are rare objects collected by investors. They can include stamps, coins, books, oriental rugs, antiques, sports and other memorabilia, photographs, art and wine. Collectibles are generally expected to rise in value during inflationary periods when investors are trying to move to assets viewed as an inflation hedge. Generally, collectibles can be expected to drop in value during periods of low inflation. Collectible trading for profit is subject to certain risks and other considerations, including that collectibles: (i) have limited buying and selling markets; (ii) are often bought and sold at auction and subject to buyer and/or seller premiums; (iii) experience periods of high and low demand; (iv) must be insured, physically held and properly maintained; (v) may need to have their authenticity and provenance verified from time to time; and (vi) may not have accurate market valuations available. The Macro Opportunities Series does not currently intend to invest more than 5% of its total assets in collectibles and would only do so in conformity with applicable laws and after consideration of tax consequences.

Commodities — The Macro Opportunities may invest in commodities. Commodities are assets that have tangible properties, such as oil, agricultural products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Series’ investments to greater volatility than investments in traditional securities.

Commodities-Linked Investments Risk — In order to gain exposure to the commodities markets, the Macro Opportunities Series may invest directly in physical commodities in addition to indirect investments in commodities-linked or related instruments. The performance of commodity-linked notes and related investments may depend on the performance of the overall commodities markets and on other factors that affect the value of commodities noted above. Commodity-linked notes may be leveraged. For example, the price of a three-times leveraged note may change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures. Legal and regulatory changes also can affect the value of these investments. They can also generate tax risks.

Borrowing —The Series may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each Series’ investment objective and program. For example, it may be advantageous for the Series to borrow money rather than sell existing portfolio positions to meet redemption requests.

Accordingly, the Series may borrow from banks and may borrow through reverse repurchase agreements, derivatives, unfunded commitments and “roll” transactions in connection with meeting requests for the redemption of Series shares. To the extent that a Series purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of a Series’ portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by any interest or appreciation earned on the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. When market conditions are deemed appropriate, a Series may use leveraging as part of its investment strategy to the full extent permitted by its investment policy and restrictions and applicable law. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Series’ policy on borrowing is not intended to limit the ability to pledge assets to secure loans permitted under the Series’ policies.

Put Bonds — A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Series in effect holds a demand obligation that bears interest at the prevailing short-term rate.

In selecting put bonds, an Investment Manager takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond’s rating is downgraded. Put bonds often pay a variable or floating rate of interest and therefore are subject to many of the same risks associated with investing in floating rate instruments, as described below under “Variable and Floating Rate Instruments.”

Risk Linked Securities (“RLS”) — Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event. Insurance companies securitize this risk to transfer to the capital markets the truly catastrophic part of the risk exposure. A typical RLS provides for income and return of capital similar to other fixed-income investments, but would involve full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. RLS typically have relatively high yields compared with similarly rated fixed-income securities, and also have low correlation with the returns of traditional securities. Investments in RLS may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks (such as hurricanes and earthquakes), weather risks (such as insurance based on a regional average temperature) and nonnatural events (such as aerospace and shipping catastrophes). Although property-casualty RLS have been in existence for over a decade, significant developments have started to occur in securitizations done by life insurance companies. In general, life insurance industry securitizations could fall into a number of categories. Some are driven primarily by the desire to transfer risk to the capital markets, such as the transfer of extreme mortality risk (mortality bonds). Others, while also including the element of risk transfer, are driven by other considerations. For example, a securitization could be undertaken to relieve the capital strain on life insurance companies caused by the regulatory requirements of establishing very conservative reserves for some types of products. Another example is the securitization of the stream of future cash flows from a particular block of business, including the securitization of embedded values of life insurance business or securitization for the purpose of funding acquisition costs.

Loans — A Series may invest in fixed and floating rate loans. Loans may include syndicated bank loans, senior floating rate loans (“senior loans”), secured and unsecured loans, second lien or more junior loans (“junior loans”), bridge loans and unfunded commitments. Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“borrowers”) and one or more financial institutions and other lenders (“lenders”). A loan in which a Series may invest typically is structured by an agent bank acting on behalf of a group of lenders to whom the loan will be syndicated. The syndicate of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. Typically, the agent bank administers the loan on behalf of all the lenders. This lender is referred to as the agent bank. The agent bank is primarily responsible for negotiating on behalf of the original lenders the loan agreement which establishes the terms and conditions of the syndicated bank loan and the rights of the borrower and the lenders. The agent bank also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral. In addition, an institution, typically, but not always the agent bank, holds any collateral on behalf of the lenders.

Generally, a Series may invest in a loan in one of two ways. It may purchase a participation interest, or it may purchase an assignment. Participation interests are interests issued by a lender, which represent a fractional interest in a loan. A Series may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Series will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment. If a Series purchases an assignment from a lender, the Series will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Series purchases a participation interest either from a lender or a participant, the Series typically will have established a direct contractual relationship with the seller/issuer of the participation interest, but not with the borrower. Consequently, a Series is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Series invests in syndicated bank loans through the purchase of participation interests, the Investment Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Series and a borrower.

A Series will not generally originate loans, although it could do so in the future. As such, it will not generally be buying in the “primary” market. When a Series purchases an existing assignment of a syndicated bank loan or purchases a participation interest in a syndicated bank loan, it is said to be purchasing in the “secondary” market. Purchases of syndicated bank loans in the secondary market may take place at, above, or below the par value of a syndicated bank loan. Purchases above par will effectively reduce the amount of interest being received by a Series through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Series through the amortization of the purchase price discount. A Series may be able to invest in syndicated bank loans only through participation interests or assignments at certain times when reduced direct investment opportunities in syndicated bank loans may exist.

A loan may be secured by collateral that, at the time of origination, has a fair market value at least equal to the amount of such loan. The Investment Manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following a Series’

investment. Also, collateral may be difficult to sell, and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, a Series might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including working capital assets or intangible assets. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan.

In the process of buying, selling and holding loans, a Series may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility fees, commitment fees and commissions. When a Series buys or sells a loan it may pay a fee.

Loans are subject to the risks associated with other debt obligations, including: interest rate risk, credit risk, market risk, liquidity risk, counterparty risk and risks associated with high yield securities. Many loans in which a Series may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. A Series will make an investment in a loan only after the Investment Manager determines that the investment is suitable for the Series based on an independent credit analysis. Generally, this means that the Investment Manager has determined that the likelihood that the borrower will meet its obligations is acceptable.

Additional Information concerning Syndicated Bank Loans and Other Senior Loans. Syndicated bank loans and other senior loans generally hold one or the most senior positions in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers.

Additional Information concerning Junior Loans. Junior loans include secured and unsecured loans, such as subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans are generally second or further in line in terms of repayment priority. In addition, junior loans may have a claim on the same collateral pool as the first lien or other more senior liens, or may be secured by a separate set of assets. Junior loans generally give investors priority over general unsecured creditors and stockholders in the event of an asset sale.

Additional Information concerning Bridge Loans. Bridge loans are short-term loan arrangements (e.g., maturities that are generally less than one year) typically made by a borrower following the failure of the borrower to secure other intermediate-term or long-term permanent financing. A bridge loan remains outstanding until more permanent financing, often in the form of high yield notes, can be obtained. Most bridge loans have a step-up provision under which the interest rate increases incrementally the longer the loan remains outstanding so as to incentivize the borrower to refinance as quickly as possible. In exchange for entering into a bridge loan, a Series typically will receive a commitment fee and interest payable under the bridge loan and may also have other expenses reimbursed by the borrower. Liquid assets are maintained to cover bridge loan commitments to avoid “senior securities” concerns. Bridge loans may be subordinate to other debt and generally are unsecured. They also often are illiquid and difficult to value.

Additional Information concerning Unfunded Commitments. Unfunded commitments are contractual obligations pursuant to which a Series agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Typically, a Series receives a commitment fee for amounts that remain unfunded under its commitment. Unfunded commitments may subject the Series to similar risks to the risks described under “When-Issued and Forward Commitment Securities” and “TBA Purchase Commitments” discussed below.

Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Additional Information concerning Revolving Credit Facilities. Revolving credit facilities (“revolvers”) are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolver. Revolvers usually provide for floating or variable rates of interest.

Revolvers may expose a lender to credit and liquidity risk. Revolvers have the effect of requiring a lender to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Revolvers may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Series may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Since a Series with a contractual obligation to lend money on short notice (under a bridge loan or unfunded commitment, for example), it will maintain liquid assets in an amount at least equal in value to the amount of the loan or commitment. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, a bridge loan or unfunded loan commitment. The value of “senior securities” holdings is marked-to-market daily to ensure proper coverage.

Convertible Securities and Warrants — A Series may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

Tender Option Bonds — Tender option bonds are created by depositing intermediate- or long-term, fixed-rate or variable rate, municipal bonds into a trust and issuing two classes of trust interests (or “certificates”) with varying economic interests to investors. Holders of the first class of trust interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificate to the trust at par. As consideration for providing the tender option, the trust sponsor (typically a bank, broker-dealer, or other financial institution) receives periodic fees. The trust pays the holders of the floating rate certificates from proceeds of a remarketing of the certificates or from a draw on a liquidity facility provided by the sponsor. A Series investing in a floating rate certificate effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The floating rate certificate is typically an eligible security for money market funds. Holders of the second class of interests, sometimes called the residual income certificates, are entitled to any tax-exempt interest received by the trust that is not payable to floating rate certificate holders, and bear the risk that the underlying municipal bonds decline in value.

American Depositary Receipts (ADRs) — A Series may invest in ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a non-U.S. company’s securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See “Foreign Investment Restrictions,” above.

Liquidity — Investments are subject to liquidity risk when they are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Series because it may be unable to sell the illiquid securities at an advantageous time or price.

Management — The Series are subject to management risk because they are actively managed investment portfolios. An Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the Series, but there can be no guarantee that these decisions will produce the desired results. Furthermore, active trading will increase the costs a Series incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Series and, as a result, may lower the Series’ performance and have a negative tax impact. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Investment Manager and each individual portfolio manager in connection with managing the Series sand may also adversely affect the ability of the Series to achieve their investment objectives.

INVESTMENT RESTRICTIONS

Each of the Series operates within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of (i) 67% or more of the Series’ shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Series are present or represented by proxy or (ii) more than 50% of the Series’ outstanding voting shares. Other restrictions in the form of operating policies are subject to change by the Series’ Board of Directors without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations, except with regard to the borrowing limitation. With regard to the borrowing limitation, each Series will comply with the applicable restrictions of Section 18 of the 1940 Act. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Fund. Calculation of a Series’ total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Series’ Prospectus or Statement of Additional Information will not include cash collateral held in connection with a Series’ securities lending activities.

Fundamental Policies — The fundamental policies of the Series are:

The following fundamental policies apply to the Series:

1.	Underwriting. Not to act as underwriter of securities issued by others, except to the extent that a Series may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities.

2.	Loans. Not to lend any security or make any other loan if, as a result, more than 33 1/3% of a Series’ total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective and policies or (ii) by engaging in repurchase agreements with respect to portfolio securities.

3.	Borrowing. Not to borrow in excess of 33 1/3% of the Series’ total assets.

4.	Senior Securities. Not to issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time. (A “senior security” generally is an obligation of the Series that has a claim to the Series’ assets or earnings that takes precedence over the claims of the Series’ shareholders.)

5.	Diversification. The Series shall be a “diversified company” as that term is defined under the Investment Company Act of 1940, and as interpreted, modified or applied by government or regulatory authorities having jurisdiction from time to time.

6.	Industry Concentration. Not to invest in an amount equal to, or in excess of, 25% or more of the Series’ total assets in a particular industry (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing).

7.	Real Estate. Not to purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this does not prevent the Series from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

8.	Commodities. Floating Rate Strategies Series: The Series may not purchase or sell physical commodities, except that the Series may enter into futures contracts and options or other instruments thereon or as a result of ownership of securities. Macro Opportunities Series: The Series may purchase or sell physical commodities to the extent permitted by the Investment Company Act of 1940, and as interpreted, modified or applied by government or regulatory authorities having jurisdiction from time to time, and may purchase or sell physical commodities as a result of entering into futures contracts and options or other instruments thereon or as a result of ownership of securities.

For the purposes of Fundamental Policy (3) directly above and consistent with any borrowing restrictions listed in a Series’ Prospectus or this Statement of Additional Information, a Series may borrow money from a bank or other lenders if permitted by the 1940 Act.

For the purposes of Fundamental Policy (4) directly above, the term “as permitted under the 1940 Act” indicates that, unless otherwise limited by non-fundamental policies, the Series can borrow and issue senior securities to the extent permitted by the 1940 Act and interpretations thereof, and that no further action generally would be needed to conform the borrowing and senior securities policy of the Series to future change in the 1940 Act and interpretations thereof. Pursuant to the provisions of the 1940 Act and interpretations thereof, a Series is permitted to borrow from banks and may also enter into certain transactions that are economically equivalent to borrowing. Under the 1940 Act and interpretations thereof, certain transactions that create leverage will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the limitations otherwise applicable to borrowings by the Fund, if the Fund: (1) maintains an offsetting financial position; (2) maintains liquid assets equal (as determined on a daily marked-to-market basis) in value to the Series’ potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance.

For the purposes of Fundamental Policy (5) directly above, a “diversified company” is currently defined under the 1940 Act as a company which meets the following requirements: at least 75 percent of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 percent of the value of the total assets of such company and to not more than 10 percent of the outstanding voting securities of such issuer.

For purposes of Fundamental Policies (5) and (6) directly above, a Series generally will consider the borrower of a syndicated bank loan to be the issuer of the syndicated bank loan, but may under unusual circumstances also consider the lender or person interpositioned between the lender and a Series to be the issuer of a syndicated bank loan. In making such a determination, a Series will consider all relevant factors, including the following: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Series’ custodian); the credit quality of such lender or interpositioned person; general economic conditions applicable to such lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such lender or interpositioned person incurred by the Fund.

For purposes of Fundamental Policies (5) and (6) directly above, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Further, in the case of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user, then such non-governmental user will be deemed to be the sole issuer. If an industrial development bond or government issued security is guaranteed by a governmental or other entity, such guarantee would be considered a separate security issued by the guarantor. For the purpose of Fundamental Policy (6) directly above, industries are determined by reference to the classifications of industries set forth in the Series’ semiannual and annual reports.

For the purposes of Fundamental Policy (8) directly above, with respect to the Macro Opportunities Series, investors should note that as of the date of this document, the 1940 Act permits investments in commodities.

Operating Policies — The operating policies (i.e., those that are non-fundamental) of the Series are:

The following operating policies apply to all Series:

1.	Liquidity. The Series may invest up to 15% of their net assets in illiquid securities, which are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Series was valuing the security.

For purposes of Operating Policy (1) directly above, under normal circumstances, a Series will not hold more than 15% of its assets in illiquid securities; however, if securities that were liquid at the time of purchase subsequently become illiquid and result in the Series holding illiquid securities in excess of 15% of its net assets, the Series will no longer purchase additional securities and may reduce its holdings of illiquid securities in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Series to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about their portfolio holdings. The Series’ service providers, to which the Series may disclose non-public information about portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of any Series may be disclosed to any unaffiliated third party, except as provided below. The policy does not require a delay between the date of the information and the date on which the information is disclosed; however, recipients of non-public information will be subject to a confidentiality agreement and/or other restrictions on the use and dissemination of non-public portfolio holdings information as described in more detail below. The Board has adopted formal procedures governing compliance with this policy.

A Series or its duly authorized service providers may publicly disclose holdings of the Series in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of the Series’ completed purchases and sales may only be made available after the public disclosure of its portfolio holdings.

The Series publish a complete list of their month-end portfolio holdings on its website at www.securitybenefit.com/ generally within one to two days after the end of each following calendar month. Such information will remain online for four months, or as otherwise required by law. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the Series. A Series may then forward the information to investors, consultants and others at their request.

Numerous mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper, and due diligence departments of broker/dealers and wirehouses regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes, including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Series by these services and departments, the Series may at any time as deemed necessary, consistent with its policies and procedures, distribute (or authorize its service providers to distribute) the Series’ securities holdings to such services and departments before their public disclosure is required or authorized, provided that: (i) the recipient does not distribute the portfolio holdings to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Series (or any other fund that invests in one of the Series) before the portfolio holdings become public information, and (ii) the recipient signs a written confidentiality agreement, which includes provisions that require the recipient to limit access to such information only to its employees who are subject to a duty not to trade on non-public information. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

The Series also may disclose portfolio holdings information on an ongoing basis to certain service providers of the Series and others, who either by agreement or because of their respective duties to the Series are required to maintain the confidentiality of the information disclosed. The Series’ service providers and others who generally are provided such information in the performance of their contractual duties and responsibilities may include the Series’ custodian, Investment Manager, administrators, independent registered public accountants, attorneys, financial printers, the Fund’s officers and directors, and each of their respective affiliates. At this time, portfolio holdings information is shared as follows:

Individual/Entity	Frequency	Time Lag
Morningstar	Monthly	1-10 calendar days
Lipper	Monthly	1-10 calendar days
Bloomberg	Monthly	1-10 calendar days
Thompson Financial	Quarterly	1-10 calendar days
Standard & Poor’s	Quarterly	1-10 calendar days
Vickers Stock Research	Quarterly	1-10 calendar days
Institutional Shareholder Services	Weekly	1-5 business days

In addition, the following entities receive this information on a daily basis: Factset (an analytical system used for portfolio attribution and performance); [    ] (the Series’ custodian bank); Interactive Data and Loan Pricing Corporation (the Series’ pricing services); and InvestOne (Sungard) (the Series’ accounting system).

Neither the Series nor their service providers receive any compensation from such services and departments. Subject to such departures as the Series’ chief compliance officer (“CCO”) believes reasonable and consistent with protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the respective Series (and its service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement, and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

Only the Board or the CCO may authorize disclosure of the Series’ securities holdings. In addition to the Board, the CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board any violations of the Series’ policies and procedures on disclosure of portfolio holdings.

Any disclosure of the Series’ securities holdings must serve a legitimate business purpose of the Series and must be in the best interest of the Series’ shareholders. In making such a determination, the CCO must conclude that the anticipated benefits and risks to the Series and their shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Series, their shareholders, and any third party are resolved prior to disclosure. The Series reserve the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Series’ policy and any applicable confidentiality agreement. Neither the Series nor the Investment Manager receive any compensation or other consideration in connection with these arrangements.

As an oversight procedure, the CCO reports all arrangements to disclose portfolio holdings information to the Series’ Board of Directors on a periodic basis. If the Board determines that any such arrangement is or would be inappropriate, the Fund will promptly terminate the disclosure arrangement.

MANAGEMENT OF THE FUND

Board Responsibilities — The management and affairs of the Fund are overseen by its Board of Directors under the laws of the State of Kansas and the 1940 Act. The Board is responsible for overseeing the management and affairs of the Fund. The Board has considered and approved contracts, as described below, under which certain companies provide essential management and administrative services to the Fund. The day-to-day business of the Fund, including the day-to-day management of risk, is performed by third-party service providers, primarily the Investment Manager, Guggenheim Distributors, LLC (the “Distributor”). The Board is responsible for overseeing the Fund’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.

The Board oversees the risk management of the Fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Fund and its service providers, including in particular the Fund’s Chief Compliance Officer and its independent accountants. The Board and, with respect to identified risks that relate to its purpose, the Audit Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

Under the oversight of the Board, the service providers to the Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Fund and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business and, consequently, for managing the risks associated with that activity.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve each Series’ investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of each Series’ investment management and business affairs are carried out by or through the Investment Manager, Distributor and other service providers, each of which has an independent interest in risk management, which interest could differ from or conflict with that of the Fund. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations.

Directors and Officers —The Board of Directors of SBL Fund is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund. In addition, the Directors review contractual arrangements with companies that provide services to the Fund and review the Fund’s performance. The Directors and officers of the Fund and their principal occupations for at least the last five years are listed below. The Directors have various experience, qualifications, attributes, and skills that allow the Board to operate effectively in governing SBL Fund and in protecting the interests of shareholders. Each Director has familiarity with SBL Fund, its adviser and distributor, and their operations, as well as the special responsibilities of investment company directors as a result of his or her service as a Director of SBL Fund. The following is a brief discussion of the specific experience, skills, attributes, and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as a Director of SBL Fund.

Donald C. Cacciapaglia. Mr. Cacciapaglia has served as a Director since 2012. Mr. Cacciapaglia has nearly 40 years of experience in the investment banking and financial services industries. Mr. Cacciapaglia is the President and Chief Operating Officer of Guggenheim Investments. Prior to 2010, Mr. Cacciapaglia served as Chairman and Chief Executive Officer of Channel Capital Group, Inc., and its subsidiary broker-dealer Channel Capital Group LLC, a Guggenheim affiliated company. From 1996 until 2002, when he joined Chanel Capital Group, Mr. Cacciapaglia held the position of Managing Director and Chief Operating Officer of the Investment Banking Group at PaineWebber. Before that, Mr. Cacciapaglia was Chief Operating Officer of the Short and Intermediate Trading Group at CS First Boston from 1995 to 1996. From 1977 to 1995, he held numerous positions at Merrill Lynch & Co., and was a Senior Analyst with the Federal Reserve Bank of New York from 1973 to 1977.

Donald A. Chubb, Jr. Mr. Chubb has served as a Director since 1994 and has served as Chair of the Nominating Committee since 2005 and as Lead Independent Director since 2010. Mr. Chubb has worked in the business brokerage and commercial real estate market for over 13 years. Prior he owned and operated electric sign companies and was a director of Fidelity Bank and Trust.

Harry W. Craig, Jr. Mr. Craig has served as a Director since 2004 and as Chair of the Contract Renewal Committee since 2005. Mr. Craig is the retired Chairman and Chief Executive Officer of Martin Tractor Company, Inc., a Caterpillar Dealership. Mr. Craig is currently the Chairman, Chief Executive Officer, and Director of The Craig Group, Inc. He is also the Managing Member of Craig Family Investments, LLC. Mr. Craig was Trustee and Treasurer of Sunflower Foundation: Health Care for Kansans for eight years. Mr. Craig is a director, finance committee member, and past Chairman on the board of Stormont-Vail HealthCare. Mr. Craig practiced as a lawyer prior to his business career.

Penny A. Lumpkin. Ms. Lumpkin has served as a Director since 1993 and as Chair of the Audit Committee since 1995. Ms. Lumpkin has experience with various business and real estate ventures, currently as Partner of Vivian’s Gift Shop (corporate retail), Vice President, Palmer Companies, Inc. (small business and shopping center development) and Senior Vice President, PLB (real estate equipment leasing).

Maynard F. Oliverius. Mr. Oliverius has served as a Director since 1998. Mr. Oliverius is President and Chief Executive Officer of Stormont-Vail HealthCare. From 2005 through 2008 Mr. Oliverius was on the Board of Trustees of the American Hospital Association. Mr. Oliverius has a master’s degree in Health Care Administration.

Dr. Jerry B. Farley. Dr. Farley has served as a Director since 2005. Dr. Farley has over 38 years of experience in the administration of the academic, business and fiscal operations of educational institutions. Dr. Farley has served as President of Washburn University since 1997. Prior to 1997, Dr. Farley worked in various executive positions for the University of Oklahoma and Oklahoma State University, including Vice President of Community Relations and Economic Development, Vice President of Administration and Chief Financial Officer. Dr. Farley holds an MBA and a Ph.D. in Higher Education Administration and is a C.P.A. Dr. Farley serves on the board of Westar Energy, Inc., a NYSE listed company, and CoreFirst Bank and Trust.

The Chairman of the Board of Directors, Donald C. Cacciapaglia, is an “interested person,” as that term is defined by the 1940 Act, of Income Fund. Donald A. Chubb, Jr. who is not an interested person of SBL Fund serves as its Lead Independent Director. The Board has determined that the leadership structure of SBL Fund is appropriate, given its specific characteristics and circumstances; in particular, the Board has considered that the Independent Directors constitute a substantial majority of the Board and are advised by independent counsel experienced in 1940 Act matters, and the role of the Lead Independent Director is to act as a liaison between the Independent Directors and management and promote the open flow of information and views between Fund management and the Independent Directors. In addition, the Board considered the benefits of having the Board meetings run by a member of management who is immersed in the Funds’ business on a day-to-day basis and is a mutual fund participant. The Board also considered that the current structure and processes for developing Board meeting agendas and conducting Board meetings results in full and constructive discussions of Fund business that focus the Directors on important issues facing the Fund.

Name, Address and Age	Position(s) held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Independent Directors

Donald A. Chubb, Jr. One Security Benefit Place Topeka, KS 66636-0001 (DOB: 12/14/46)	Lead Independent Director, Chair of Nominating Committee	Director since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc.	31	None

Harry W. Craig, Jr. One Security Benefit Place Topeka, KS 66636-0001 (DOB: 5/11/39)	Director, Chair of Contract Renewal Committee	Director since 2004	Current: Chairman, CEO, & Director, The Craig Group, Inc.; Managing Member of Craig Family Investments, LLC. Prior to, November 2009, Chairman, CEO, Secretary and Director, The Martin Tractor Company, Inc.	31	None

Penny A. Lumpkin One Security Benefit Place Topeka, KS 66636-0001 (DOB: 8/20/39)	Director, Chair of Audit Committee	Director since 1993	Current: Partner, Vivian’s Gift Shop (Corporate Retail); Vice President, Palmer Companies, Inc. (Small Business and Shopping Center Development); PLB (Real Estate Equipment Leasing).	31	None

Maynard F. Oliverius One Security Benefit Place Topeka, KS 66636-0001 (DOB: 12/18/43)	Director	Director since 1998	Current: President and Chief Executive Officer, Stormont-Vail HealthCare.	31	None

Jerry B. Farley One Security Benefit Place Topeka, KS 66636-0001 (DOB: 9/20/46)	Director	Director since 2005	Current: President, Washburn University.	31	Westar Energy, Inc.; and CoreFirst Bank & Trust

Directors who are “Interested Persons”

Donald C. Cacciapaglia[2] 135 East 57th Street, 9th Floor New York, NY 10022 (DOC 7/1/51)	President, Director and Chairman of the Board	Since 2012	President and CEO, Security Investors, LLC; President and Chief Administrative Officer, Guggenheim Investments. Prior to February 2010, Channel Capital Group, Inc.: Chairman and CEO.	228	Rydex Series Funds, Rydex Dynamic Trust, Rydex Variable Trust, and Rydex ETF Trust

1	Directors serve until the next annual meeting or their successors are duly elected and qualified.
2	This director is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

Name, Address and Age	Position(s) held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) during the Past 5 Years
Officers

Donald C. Cacciapaglia One Security Benefit Place Topeka, KS 66636-0001 (DOB 07/01/51)	President	Since 2012	Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present Channel Capital Group Inc.: Chairman and CEO from April 2002 to February 2010.

Mark P. Bronzo One Security Benefit Place Topeka, KS 66636-0001 (DOB 11/1/60)	Vice President	Since 2008	Current: Portfolio Manager, Security Investors, LLC. Managing Director and Chief Compliance Officer, Nationwide Separate Accounts LLC. (2003-2008)

Elisabeth Miller One Security Benefit Place Topeka, KS 66636-0001 (DOB 06/06/1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust;Chief Compliance Officer, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, and SBL Fund; Chief Compliance Officer, Security Investors, LLC; and Chief Compliance Officer, Guggenheim Distributors, LLC

Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004-2009)

Nikolaos Bonos One Security Benefit Place Topeka, KS 66636-0001 (DOB 05/30/1963)	Treasurer	Since 2010

Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Vice President & Treasurer, Rydex Series Funds; Rydex ETF Trust; Rydex Dynamic Funds; and Rydex Variable Trust; and Vice President, Security Benefit Asset Management Holdings, LLC

Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC

Joseph M. Arruda One Security Benefit Place Topeka, KS 66636-0001 (DOB 09/05/1966)	Assistant Treasurer	Since 2010

Current: Vice President, Security Investors, LLC; Chief Financial Officer & Manager, Rydex Specialized Products, LLC; and Assistant Treasurer, Rydex Series Funds; Rydex Dynamic Funds; Rydex ETF Trust; and Rydex Variable Trust

Vice President, Security Global Investors, LLC (2010-2011); and Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010)

Amy J. Lee One Security Benefit Place Topeka, KS 66636-0001 (DOB 6/5/61)	Secretary and Vice President	Since 1987 (Secretary) Since 2007 (Vice President)

Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Assistant Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Guggenheim Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Senior Vice President & Secretary, Security Global Investors, LLC (2007-2011); Senior Vice President & Secretary, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010); and Director, Brecek & Young Advisors, Inc. (2004-2008)

Mark A. Mitchell One Security Benefit Place Topeka, KS 66636-0001 (DOB 8/24/64)	Vice President	Since 2003	Current: Portfolio Manager, Security Investors, LLC Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2003-2010)

Joseph C. O’Connor One Security Benefit Place Topeka, KS 66636-0001 (DOB 7/15/60)	Vice President	Since 2008	Current: Portfolio Manager, Security Investors, LLC. Managing Director, Nationwide Separate Accounts LLC. (2003-2008)

Name, Address and Age	Position(s) held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) during the Past 5 Years

Daniel W. Portanova One Security Benefit Place Topeka, KS 66636-0001 (DOB 10/2/60)	Vice President	Since 2008	Current: Portfolio Manager, Security Investors, LLC. Managing Director, Nationwide Separate Accounts LLC. (2003-2008)

James P. Schier One Security Benefit Place Topeka, KS 66636-0001 (DOB 12/28/57)	Vice President	Since 1998	Current: Senior Portfolio Manager, Security Investors, LLC Vice President & Senior Portfolio Manager, Security Benefit Life Insurance Company (1998-2010)

David G. Toussaint One Security Benefit Place Topeka, KS 66636-0001 (DOB 10/10/66)	Vice President	Since 2005	Current: Portfolio Manager, Security Investors, LLC. Assistant Vice President and Portfolio Manager, Security Benefit Life Insurance Company. (2005-2009)

1	Officers serve until the next annual meeting or their successors are duly elected and qualified.

COMMITTEES

Audit Committee — The Board of Directors has an Audit Committee, the purpose of which is to meet with the independent registered public accountants, to review the work of the auditors, and to oversee the handling by the Investment Manager of the accounting functions for the Fund. The Audit Committee consists of the following Independent Directors: Messrs. Craig, Chubb, Farley and Oliverius and Ms. Lumpkin. The Audit Committee held [ ] meetings during the fiscal year ended December 31, 2012.

Contract Renewal Committee — The Board of Directors has a Contract Renewal Committee, the purpose of which is to meet in advance of the annual contract renewal meeting and review relevant information before voting on whether to renew the Fund’s investment advisory agreements. The Committee also considers whether additional information should be requested from management in connection with the annual review of the Funds’ advisory agreements. The Contract Renewal Committee consists of the following Independent Directors: Messrs. Craig, Chubb, Farley and Oliverius and Ms. Lumpkin. The Committee held no meetings during the fiscal year ended December  31, 2012.

Nominating Committee — The Board of Directors has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill independent director vacancies on the Board. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for Director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include, at a minimum, the following information as to each individual proposed for nominations as Director: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Director (if elected) and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations. The Nominating Committee consists of Messrs. Chubb, Farley, Craig, and Oliverius and Ms. Lumpkin. The Nominating Committee held [ ] meetings during the calendar year ended December 31, 2012.

REMUNERATION OF DIRECTORS

The Independent Directors of the Series receive from the Family of Funds an annual retainer of $50,000 and a fee of $8,000 per meeting, plus reasonable travel costs, for each meeting of the board attended. Mr. Chubb, the Lead Independent Director of the Series, will receive an additional annual retainer of $5,000. In addition, the Independent Directors of the Series will receive $6,000 per meeting of the Audit Committee and $3,500 per meeting of any other Board committee, plus reasonable travel costs, for each Board committee meeting attended.

An amount of $2,500 will be paid to Independent Directors who participate in a telephone board meeting for which there is an agenda, minutes, and a duration of one hour or more. The Independent Directors had a different compensation structure prior to January 1, 2013. Each Series pays proportionately its respective share of Independent Directors’ fees and expenses based on relative net assets.

The Investment Manager compensates its officers and directors who may also serve as officers or Directors of the Fund. The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered “interested persons” of the Fund. The aggregate compensation paid by the Fund to each of the Directors during the fiscal year ended December 31, 2012, and the aggregate compensation paid to each of the Independent Directors during the fiscal year ended December 31, 2012 by the Family of Funds, are set forth below. Each of the Directors is a director of each of the other registered investment companies in the Family of Funds, as defined on page [ ] of this Statement of Additional Information.

Names of Independent Directors of the Fund	Aggregate Compensation from SBL Fund		Pension or Retirement Benefits Accrued as Part of Fund Expenses		Estimated Annual Benefits Upon Retirement		Total Compensation from the Security Fund Complex, Including the Fund
Donald A. Chubb, Jr.	$ [	]	$ [	]	$ [	]	$ [	]
Penny A. Lumpkin	[	]	[	]	[	]	[	]
Jerry B. Farley	[	]	[	]	[	]	[	]
Harry W. Craig, Jr.	[	]	[	]	[	]	[	]
Maynard F. Oliverius	[	]	[	]	[	]	[	]

Names of Directors who are “Interested Persons” of the Fund	Aggregate Compensation from SBL Fund		Pension or Retirement Benefits Accrued as Part of Fund Expenses		Estimated Annual Benefits Upon Retirement		Total Compensation from the Security Fund Complex, Including the Fund
Richard M. Goldman[1]	$0		$0		$0		$0
Donald C. Cacciapaglia	[	]	[	]	[	]	[	]

[1]	Mr. Goldman is no longer a Director, effective as of April 16, 2012.

As of April 6, 2012, the Fund’s officers and directors (as a group) beneficially owned no shares of the Fund.

DIRECTORS’ OWNERSHIP OF SECURITIES

As of December 31, 2012, the Directors of the Fund beneficially owned no shares of the Series of the Fund, but beneficially owned shares of other mutual funds in the family of mutual funds overseen by the Directors in the dollar ranges set forth below:

Name of Independent Director	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Donald A. Chubb, Jr.	Over $100,000
Penny A. Lumpkin	Over $100,000
Harry W. Craig, Jr.	Over $100,000
Maynard F. Oliverius	Over $100,000
Jerry B. Farley	Over $100,000

As of December 31, 2012, the following Directors who are “interested persons” of the Fund beneficially owned no shares of the Fund and also beneficially owned shares of other mutual funds in the family of mutual funds overseen by the Directors in the dollar ranges set forth below:

Name of “Interested” Director	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Donald C. Cacciapaglia	[ ]

SALE AND REDEMPTION OF SHARES

Shares of the Series are sold and redeemed at their NAV next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by a Series at the same time that the corresponding purchase orders are received in proper form by the fund of funds and accepted. No sales or redemption charge is paid to the Series. The value of shares redeemed may be more or less than the shareholder’s cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made as soon as practicable after receipt, but in no event later than seven days after tender, except that the Fund may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for other than weekends or holidays, or any emergency is deemed to exist by the SEC.

Each of the Series reserves the right to withdraw all or any part of the offering and to reject purchase orders.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS

Distribution and Shareholder Services Plan. Series F and Series M are subject to a Distribution and Shareholder Services Plan (the “Plan”). The Plan provides that those Series will compensate the Distributor for administrative and other services provided to the Series, its activities and expenses related to the sale and distribution of the Series and ongoing services to the investors in the Series. Under the Plan, the Distributor receives from the Series a fee at the annual rate of 0.25% of that Series’ average daily net assets attributable to the Series (without regard to expenses incurred). The Distributor may pay up to the full amount of this fee to third parties that make available Series shares and/or provide services to the Series and their shareholders. The fee paid to a third party is based on the level of such services provided. Third parties may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing.

Services may include: teleservicing support in connection with the Series; delivery and responding to inquires with regard to Series prospectuses and/or SAIs, reports, notices, proxies and proxy statements and other information respecting the Series (but not including services paid for by the Series such as printing and mailing); facilitation of the tabulation of variable contract owners’ votes in the event of a meeting of Series shareholders; maintenance of variable contract records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to the Series, or the transfer agent as may be reasonably requested; provision of support services including providing information about the Series and answering questions concerning the Series, including questions respecting variable contract owners’ interests in the Series; provision and administration of variable contract features for the benefit of variable contract owners participating in the Series including fund transfers, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services as may be agreed upon from time to time.

The amount of fees paid by a Series during any year may be more or less than the cost of distribution and other services provided to that Series and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with these rules.

The Plan requires that the Distributor provide the Directors for their review a quarterly written report identifying the amounts expended by each Series and the purposes for which such expenditures were made. Prior to approving the Plan, the Directors considered various factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit the Series and their shareholders.

The Plan continues from year to year with respect to each Series, so long as its continuance is approved at least annually (1) by the vote of a majority of the Directors and (2) by a vote of the majority of those Independent Directors who have no direct or indirect financial interest in the Distribution Agreement or the Series plans pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Directors”), cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by a Series unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the Series and by the Directors in the manner described above. The Plan is terminable with respect to a Series at any time by a vote of a majority of the Rule 12b-1 Directors or by a 1940 Act majority vote of the outstanding shares of the Series.

Because Series F and Series M commenced operations on [ ], 2013, they did not pay the Distributor any fees under the Plan for the fiscal year ended December 31, 2012.

Revenue Sharing. SBL and/or its affiliates may participate in arrangements whereby they compensate, out of their own resources and at no additional cost to the Series or the Series’ shareholders, financial representatives who sell SBL’s variable annuity products that invest in the Fund. Such payments, commonly referred to as “revenue sharing,” do not increase Series’ expenses and are not reflected in the fees and expenses listed in the expense tables of this prospectus. Such compensation may be paid to intermediaries for (without limitation) marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Series on a sales list, including a preferred or select sales list, or in other sales programs. Revenue sharing may also be paid to affiliates or to intermediaries that provide services to the Series or to shareholders, including (without limitation) shareholder servicing, sub-administration or sub-transfer agency services. The compensation received by such financial representatives via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the prospectus of the variable life insurance or variable annuity product or through a financial representative. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Series over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Series.

[As of the date of this Statement of Additional Information, the Investment Manager or its affiliates has revenue sharing arrangements in place with its affiliates (1) Security Distributors, Inc. (“SDI”), pursuant to which SDI receives 0.35% of the average daily value of the shares of the Series; and (2) Security Benefit Life Insurance Company and First Security Benefit Life Insurance and Annuity Company (the “Companies”) pursuant to which the Companies receive 0.25% of the average daily value of the shares held in certain variable annuity contracts.]

INVESTMENT MANAGEMENT

Guggenheim Partners Investment Management, LLC (“Guggenheim Partners” or the “Investment Manager”) is located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment manager to the Floating Rate Strategies Series and Macro Opportunities Series.

Investment Advisory Agreement — The Investment Manager serves as investment adviser to the Fund under an Investment Advisory Contract. After the initial two year term, the Investment Advisory Contract is renewable annually by the Fund’s Board of Directors or by a vote of a majority of a Fund’s outstanding securities and, in either event, by a majority of the Board who are not parties to the contract or interested persons of any such party. The contracts provide that they may be terminated without penalty at any time by either party on 60 days’ notice and are automatically terminated in the event of assignment.

Pursuant to the Investment Advisory Contract, the Investment Manager furnishes investment advisory, statistical and research services, supervises and arranges for the purchase and sale of securities on behalf of the Fund, and provides for the compilation and maintenance of records pertaining to the investment advisory function. For such services, the Investment Manager is entitled to receive compensation on an annual basis as reflected in the table below.

Contractual Management Fees (expressed as a percentage of average net assets, calculated daily and paid monthly)
Series F (Floating Rate Strategies Series)	0.65%
Series M (Macro Opportunities Series)	0.89%

The Investment Manager has agreed to reimburse the Series or waive a portion of its management fee for any amount by which the total annual expenses of the Series (including management fees, but excluding interest, taxes, brokerage commissions, and extraordinary expenses) for any fiscal year exceeds the level of expenses which the Series are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.)

Because the Series had not commenced operations as of the date of this SAI, they have not yet paid any fees to the Investment Manager for its services.

In addition, the Investment Manager has agreed to reduce its advisory fees and make payments to the extent necessary to limit the ordinary operating expenses (including distribution fees but not brokerage costs, dividends on securities sold short, interest, taxes, litigation, indemnification, acquired fund fees and expenses, or extraordinary expenses) of the Series listed below to the listed percentages of those Series’ average daily net assets.

Series	Expense Cap
Series F	1.15%
Series M	1.45%

Pursuant to these fee waiver/expense reimbursement arrangements, the Investment Manager is entitled to reimbursement by a Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized operating expenses are less than the indicated percentages.

Pursuant to a Fund Accounting and Administration Agreement, as amended, the Investment Manager also acts as the administrative agent for the Fund and, as such, performs administrative functions and the bookkeeping, accounting and pricing functions for the Fund. For these services the Investment Manager receives, on an annual basis, a fee of:

1.	[0.095% for Series […] (based on average daily net assets) or $25,000 per Series per year, whichever is greater.]

2.	[0.15% for Series […] (based on average daily net assets) or $60,000 per Series per year, whichever is greater.]

3.	[0.15% for Series […] (based on average daily net assets) or $25,000 per year, whichever is greater.]

Because the Series had not commenced operations as of the date of this SAI, they have not yet paid any administrative fees to the Investment Manager.

Pursuant to a Transfer Agency Agreement with the Fund, as amended, Rydex Fund Services, LLC (the “Transfer Agent”) acts as the transfer agent for the Fund. As such, the Transfer Agent performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent for the separate accounts of participating insurers to which shares of the Fund are sold. For these services, the Transfer Agent receives the following fees with respect to each Series of the Fund:

1.	Account Set-Up Charge — A fee of $4 to open an account on the Transfer Agent’s transfer agency system to hold shares of the Series.

2.	Annual Maintenance Charge — An annual per account fee of: (i) $8 per open account for regular accounts; (ii) $6.50 per open account with respect to accounts which are Matrix Level III pursuant to the National Securities Clearing Corporation networking systems; and (iii) $5 per account for closed accounts that remain outstanding on the Transfer Agent’s transfer agency system (regardless of whether such accounts are regular or Matrix Level III).

3.	Transaction Charge — A per transaction charge of (i) $1.10 per transaction for regular accounts and (ii) $0.60 per transaction for accounts that are Matrix Level III.

Each Series of the Fund is also subject to a minimum fee per year of $25,000.

Each Series will pay all of its expenses not assumed by the Transfer Agent or the Distributor including organization expenses; directors’ fees; fees and expenses of Series’ custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; and legal, auditing and accounting expenses. The Series will also pay all for the preparation and distribution of the prospectus to its shareholders and all expenses in connection with its registration under federal and state securities laws. The Series pays nonrecurring expenses that may arise, including litigation expenses affecting the Series.

The Series’ Investment Advisory Contract, Series Accounting and Administration Agreement and Transfer Agency Agreement are renewable annually by the Series’ Board of Directors or by a vote of a majority of each individual Series’ outstanding securities and, in either event, by a majority of the Board who are not parties to the Agreements or interested persons of any such party. The Agreements provide that they may be terminated without penalty at any time by either party on 60 days’ notice and are automatically terminated in the event of assignment.

CODE OF ETHICS

The Fund, the Investment Manager and the Distributor each has adopted a written code of ethics (the “Code of Ethics”) which governs the personal securities transactions of “access persons” of the Fund. Access persons may invest in securities, including securities that may be purchased or held by the Fund, provided that they obtain prior clearance before engaging in securities transactions, subject to certain de minimis exceptions. Access persons include officers and directors of the Fund and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Fund or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within thirty days of the end of each calendar quarter.

Subject to certain de minimis exceptions for access persons not involved in the fund accounting or asset management activities of the Investment Manger, access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by the Fund; (b) is being purchased or sold by the Fund; or (c) is being offered in an initial public offering. Portfolio managers, research analysts, and traders are also prohibited from purchasing or selling a security within seven calendar days before or after any funds in the Family of Funds or other fund managed by an affiliated investment adviser trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis and approves any material changes to the Code of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. The Code of Ethics is on public file with the SEC and is available from the Commission.

PORTFOLIO MANAGERS

Information Regarding Conflicts of Interest and Compensation of Portfolio Managers —

Conflicts of Interest. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as a Fund, track the same indexes the Fund tracks or otherwise holds, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of his or her position with a Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both a Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. The Investment Managers have adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to accounts with a heavily performance-oriented fee.

Compensation Information. The Investment Managers compensate each portfolio manager for his/her management of the Funds. The portfolio managers’ compensation consists of an annual salary and the potential for two discretionary awards through a short-term incentive plan and a long-term incentive plan.

The short-term incentive award is designed to create an annual pool funded through the retention of a percentage of revenue on those assets managed by the investment team. Senior management then determines individual allocations based primarily on contribution to pre-tax investment performance over the most recent one year period as well as a number of more subjective factors, including enhancements to existing products, creation of new products and concepts, support of sales, marketing and client service, and contributions to the advancement of the organization as a whole.

Certain portfolio managers are also incented through a long-term incentive plan, which is designed to reward the portfolio managers on the growth of the business as a whole. This pool funds over a three year timeframe based on the operating income growth of the business. Units, which represent the percentage of the pool, are allocated over time to individuals based upon the portfolio managers’ contributions to the company’s success as determined by management.

The Investment Managers also have a relocation plan for personnel that include its portfolio managers, which provides the following benefits:

➢	A. Costs associated with the transportation and storage of household goods;

➢	B. Reasonable and customary charges associated with the sale of the previous, primary residence (not to exceed $30,000);

➢	C. Temporary living expenses (not to exceed 60 days);

➢	D. Pre-move travel for associate and spouse to locate new housing;

➢	E. Costs for associate and his or her dependents to travel from the old location to the new residence.

Reimbursements for expenses that are not tax deductible will be “grossed up” (at the IRS supplemental tax rates) by the Investment Managers to minimize the associate’s tax liability. Tax deductible expenses paid by the Investment Managers will not be “grossed up.”

Other Accounts Managed by Portfolio Managers — Each Portfolio Manager may also manage other registered investment companies, other pooled investment vehicles and other accounts, and each Portfolio Manager may own shares of the Series he/she manages. Including the Series, the following table identifies, as of December 31, 2012, the number of, and total assets of, other registered investment companies, other pooled investment vehicles and other accounts managed by each Portfolio Manager, and any fund shares owned by the Portfolio Manager.

Portfolio Manager[1] Fund	Dollar Range of Fund Shares Owned		Registered Investment Companies (Other than the Fund Listed)				Other Pooled Investment Vehicles				Other Accounts
			Number		Total Assets (in millions)		Number		Total Assets (in millions)		Number		Total Assets (in millions)
Anne B. Walsh
Floating Rate Strategies	[	]
Macro Opportunities	[	]	[	]	[	]	[	]	[	]	[	]	[	]
B. Scott Minerd
Floating Rate Strategies	[	]
Macro Opportunities	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Kevin H. Gundersen
Floating Rate Strategies	[	]
Macro Opportunities	[	]	[	]	[	]	[	]	[	]	[	]	[	]
James W. Michal
Floating Rate Strategies	[	]
Macro Opportunities	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Michael P. Damaso
Floating Rate Strategies	[	]	[	]	[	]	[	]	[	]	[	]	[	]

The following table identifies, as of December 31, 2012, the number of total assets of the companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Portfolio Manager[1] Fund	Registered Investment Companies (Other than the Fund Listed)				Other Pooled Investment Vehicles				Other Accounts
	Number		Total Assets (in millions)		Number		Total Assets (in millions)		Number		Total Assets (in millions)
Anne B.Walsh	[	]	[	]	[	]	[	]	[	]	[	]
B. Scott Minerd	[	]	[	]	[	]	[	]	[	]	[	]
Kevin H. Gundersen	[	]	[	]	[	]	[	]	[	]	[	]
James W. Michal	[	]	[	]	[	]	[	]	[	]	[	]
Michael P. Damaso	[	]	[	]	[	]	[	]	[	]	[	]

PROXY VOTING

Please see Appendix B for the Proxy Voting Policies and Procedures of the Investment Manager.

Each Series will be required to file SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30, no later than August 31 of each year. The first filing of Form N-PX will be made no later than August 31 of each year. Once filed, the Form will be available without charge: (1) from the Series, upon request by calling 1-800-888-2461 and (2) on the SEC’s website at www.sec.gov.

DISTRIBUTOR

Guggenheim Distributors, LLC (the “Distributor”), 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, a Maryland corporation, serves as the principal underwriter for shares of SBL Fund pursuant to the Distribution Agreement. The Distributor acts in such capacity on a best-efforts basis and offers shares of the Fund on a continuous basis. Guggenheim Distributors, LLC, also acts as principal underwriter for Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust.

The Distribution Agreement between Guggenheim Distributors, LLC and the Fund became effective as of January 2, 2010, and is renewable annually either by the Fund’s Board of Directors or by a vote of a majority of the Fund’s outstanding securities, and in either event, by a majority of the Board who are not parties to the agreement or interested persons of any such party. The agreement may be terminated by either party upon 60 days’ written notice.

PORTFOLIO TURNOVER

Portfolio turnover rates may vary greatly from year to year as well as within a particular year.

HOW NET ASSET VALUE IS DETERMINED

As discussed in the Prospectus for the Fund, the NAV per share of each Series is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding. The NAV and offering price are computed once daily as of the close of regular trading hours on the NYSE (normally 4:00 p.m. Eastern Standard Time) on each day that the NYSE is open for trading (other than a day on which no shares of a Series are tendered for redemption and no order to purchase shares of a Series is received), which is Monday through Friday, except for the following dates when the NYSE is closed in observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In determining the NAV, securities listed or traded on a recognized securities exchange are valued on the basis of the last sale price. Securities listed on the NASDAQ Stock Market, Inc. (“Nasdaq”) will be valued at the Nasdaq official Closing Price, which may not necessarily represent the last sale price. If there are no sales on a particular day, the securities shall be valued at the last bid price. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed unsatisfactory by the Board of Directors, then the securities shall be valued in good faith by such a method as the Board of Directors determines will reflect their fair market value. Valuations of a Series’ securities are supplied by a pricing service approved by the Board of Directors.

In addition, if between the time trading ends on a particular security and the close of trading on the NYSE events occur that materially affect the value of the security, the security may be valued at its fair value as determined in good faith by the Investment Manager under procedures approved by the Board of Directors. In such a case, the Series’ NAV will be subject to the judgment of the Investment Manager rather than being determined by the market.

The Series’ short-term debt securities may be valued by the amortized cost method. As a result of using this method, during periods of declining interest rates, the yield on shares of the Series using this method (computed by dividing the annualized income of the Series by the NAV computed as described above) may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Series for instruments with remaining maturities of 60 days or less resulted in a lower aggregate portfolio value on a particular day, a prospective investor would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in these Series would receive less investment income. The converse would apply in a period of rising interest rates. To the extent that, in the opinion of the Board of Directors, the amortized cost value of a portfolio instrument or instruments does not represent fair value thereof as determined in good faith, the Board of Directors will take appropriate action, which would include a revaluation of all or an appropriate portion of the portfolio based upon current market factors.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities used in computing the NAV of the shares of certain Series of the Fund generally are determined as of the close of such foreign markets or the close of the NYSE, if earlier. Foreign currency exchange rates are generally determined prior to the close of the NYSE. Trading on foreign exchanges and in foreign currencies may not take place on every day the NYSE is open. Conversely, trading in various foreign markets may take place on days when the NYSE is not open and on other days when the Fund’s NAVs are not calculated. Therefore, the shares of a Series which invests in foreign securities may be significantly affected on days when investors have no access to the Series. The calculation of the NAV for Series that invest in foreign securities may not occur contemporaneously with the determination of the most current market prices for the securities included in such calculation, and events affecting the value of such securities and such exchange rates that occur between the times at which they are determined and the close of the NYSE will not be reflected in the computation of NAV. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Directors.

For purposes of determining the NAV per share of the Series, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean between the bid and offer prices of such currencies against United States dollars quoted by any major U.S. bank.

As discussed in the Fund’s Prospectus and this Statement of Additional Information, the loans (including syndicated bank loans) in which a Series may invest are not listed on any securities exchange or board of trade. syndicated bank loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market although typically no formal market-makers exist. This market, while having substantially grown in the past several years, generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades or trade infrequently, and information regarding a specific syndicated bank loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of syndicated bank loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of loans than for other types of securities.

Typically syndicated bank loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular syndicated bank loan or such valuation is deemed unreliable, such loan is fair valued. In fair valuing, consideration is given to several factors, which may include, among others, one or more of the following: the fundamental business data relating to the issuer or borrower; an evaluation of the forces which influence the market in which these syndicated bank loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding; credit quality and cash flow of issuer; information as to any transactions in or offers for the holding; price and extent of public trading in similar securities (or equity securities) of the issuer/ borrower, or comparable companies; coupon payments; quality, value and sale-ability of collateral securing the loan; business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate; the Investment Manager’s and/or the market’s assessment of the borrower’s management; prospects for the borrower’s industry and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; borrower’s competitive position within the industry; borrower’s ability to access additional liquidity through public and/or private markets; and other relevant factors. The Fund’s officers, under the general supervision of the Board of Directors, will regularly review procedures used by and valuations provided by, the pricing service for the Series.

PORTFOLIO TRANSACTIONS

Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of the Fund and the respective Series. In reaching a judgment relative to the qualifications of a broker-dealer (“broker”) to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager, including the overall reasonableness of commissions paid to the broker, the firm’s general execution and operational capabilities, its responsiveness (which may include such things as the broker’s willingness to commit capital and whether the broker’s representatives are accommodating), and its reliability and financial condition. Subject to the foregoing considerations, the execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line database systems, and the equipment for which is provided by the broker, that enable the Investment Manager to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations.

In some cases, the computer and other equipment furnished by the broker may have additional uses that are not related to investment services and research information. In such cases, the Investment Manager must allocate the value of the computer and other equipment into research and non-research categories. Since that portion allocated to research can be paid from Fund brokerage commissions rather than being paid by the Investment Manager, the Investment Manager will have a conflict of interest in making the allocation. The investment services or research information provided to the Investment Manager may be provided by parties other than the broker effecting the portfolio transaction.

If a transaction is directed to a broker supplying investment services or research information, the transaction charges (i.e., a commission or a charge that is deemed to be the equivalent of a commission) paid for such transaction may be in excess of the transaction charges another broker would have charged for effecting that transaction, provided that the Investment Manager shall have determined in good faith that the transaction charges are reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager with respect to all accounts as to which it exercises investment discretion. The Investment Manager may use all, none or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Fund. Portfolio transactions may also be placed with the Distributor to the extent and in the manner permitted by applicable law.

In addition, brokerage transactions may be placed with broker/dealers who sell variable contracts offered by SBL or shares of the Series managed by the Investment Manager and who may or may not also provide investment information and research services.

The Fund may also buy securities from, or sell securities to, dealers acting as principals or market makers. Except as noted below, the Investment Manager generally will not purchase investment information or research services in connection with such principal transactions. The Investment Manager, however, may purchase investment information or research services in connection with riskless principal transactions that are reported pursuant to certain FINRA rules that ensure transparency as to security price and transaction charges, or in connection with transactions in other markets having regulations that ensure comparable transparency of security prices and charges. In addition, the Investment Manager may obtain investment information or research services in connection with investments in underwritten fixed price offerings consistent with certain FINRA rules.

The Investment Manager may enter into agreements with certain brokers, called “Commission Sharing Agreements,” pursuant to which the Investment Manager may place trades on behalf of its clients with these brokers for negotiated brokerage commission rates. In turn, under the terms of the agreements, the brokers retain a portion of the brokerage commissions to cover the trades’ execution costs and then credit a negotiated portion of the brokerage commissions to accounts used by the brokers to pay other firms for research products or services for the benefit of the Investment Manager and its clients.

Securities held by the Series may also be held by other investment advisory clients of the Investment Manager, including other investment companies. In addition, SBL, an affiliate of the Investment Manager, may also hold some of the same securities as the Series. When selecting securities for purchase or sale for a Series, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts.

Subject to the Investment Manager’s obligation to seek best execution, such purchases or sales may be executed simultaneously or “bunched.” It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts ordered to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, the allocation will be made on a rotating or other equitable basis.

While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in a Series’ transaction, it is believed that the procedure generally contributes to better overall execution of the Series’ portfolio transactions. The Board of Directors of the Fund has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Fund and its shareholders. With respect to the allocation of initial public offerings (“IPOs”), the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO.

Since the Series had not commenced operations as of the date of this SAI, they have not paid any brokerage fees.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in the Fund by the separate accounts of insurance companies for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of each Series as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and the application of the diversification rules under sections 851(b) and 817(h) of the Code. It does not deal with any other federal, state, local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with insurance companies that are not domiciled in the United States. This summary is based on the Code, the United States Treasury regulations thereunder (the “Treasury Regulations”) and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of the Fund.

Each Series intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

To qualify as a regulated investment company, each Series must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, net income derived from an interest in a qualified publicly traded partnership or currencies (“Qualifying Income Test”); (ii) diversify its holdings so that, at the end of each quarter of the taxable year (or within 30 days after such quarter), (a) at least 50% of the market value of the Series’ assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Series’ total assets or 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers which the Series controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or one or more qualified publicly traded partnerships. The Treasury Department (“Treasury”) is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

A Series qualifying as a regulated investment company and that distributes at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year generally will not be subject to U.S. federal income tax on its income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Series intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains.

Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed or taxed during such years. To avoid application of the excise tax, each Series intends, to the extent necessary, to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Series in October, November or December of that year to shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The excise tax provisions described above do not apply to a regulated investment company, like a Series, all of whose shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable contracts, and certain qualified pension plans, tax-exempt entities and certain other entities. (For this purpose, any shares of a Series attributable to an investment in a Series not exceeding $250,000 made in connection with the organization of the Series shall not be taken into account.) Accordingly, if this condition regarding the ownership of shares of a Series is met, the excise tax will be inapplicable to that Series.

If a Series were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Series would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Series to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies, in making tax-related computations, and in complying with the Code Sections 851(b) and 817(h) diversification requirements. Thus, if a Series were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties), or it might be unable to satisfy the Code 817(h) diversification requirements, discussed below.

Code Section 817(h) Diversification — To comply with regulations under Section 817(h) of the Code, each Series will be required to diversify its investments so that on the last day of each quarter of a calendar year (or within 30 days after such quarter), no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. government agency and instrumentality are treated for purposes of Section 817(h) as issued by separate issuers.

Section 817(h) of the Code provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied (as discussed above) and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. government securities and securities of other RICs.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to “look through” the regulated investment company to its pro rata portion of the regulated investment company’s assets, provided that the shares of such regulated investment company are generally held only by segregated asset accounts of insurance companies.

In the event that a Series fails to meet the requirements of the diversification regulations, any variable contract based on that Series would not be treated as a life insurance or annuity contract for federal income tax purposes. For this purpose, a contract will be based on a Series if amounts received under such contract, or earnings thereon, are allocated to such Series. If a variable contract is no longer treated as a life insurance or annuity contract, the owner of the contract would be subject to current taxation on the income on the contract for taxable years in which such failure occurs, and thereafter. If the contract is a life insurance contract under local law, however, then certain amounts paid as death benefits will be treated as amounts paid under a life insurance contract for federal income tax purposes. If the failure to meet the diversification regulations is shown to be inadvertent, Security Benefit Life Insurance Company (or its affiliated life insurance company) as the insurance company that issued the variable contract, may be permitted to bring the Series into compliance with those rules. In such case, the diversification regulations contemplate the payment of “toll charge” based on the tax that owners of the variable contracts that are based on the “failed” Series would have paid on the income on the contract during the period when the account failed to meet the diversification regulation. Accordingly, compliance with the diversification regulations, as they may be modified from time to time, is important, and will be carefully monitored by each Series. Compliance with the diversification regulations may have the effect of reducing the return of a Series, as the investments and strategies utilized by a portfolio may be different from what the Series’ adviser might otherwise believe to be desirable.

In connection with the issuance of the diversification regulations, the Treasury announced that it would issue future regulations or rulings addressing the circumstances in which a variable contractowner’s control of the investments of a separate account may cause the contractowner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contractowner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contractowner’s gross income. Thus far, the Treasury has issued several pronouncements. These pronouncements, plus any future rules and regulations proscribing investment control, may adversely affect the ability of certain Series of the Fund to operate as described herein. There is, however, no certainty as to what standards, if any, Treasury will ultimately adopt. In the event that unfavorable rules or regulations are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus or that a Series will not have to change its investment objective or objectives, investment policies, or investment restrictions.

OWNERSHIP AND MANAGEMENT

As of April 27, 2012, Security Benefit Life Insurance Company and First Security Benefit Life Insurance and Annuity Company of New York (which are affiliates of the Investment Manager) might be deemed to control the Fund by virtue of the percentage of the Fund they collectively own as depositor of the separate accounts investing in the Fund.

CAPITAL STOCK AND VOTING

The Fund has authorized the issuance of an indefinite number of shares of capital stock of $1.00 par value. Its shares are currently issued in the following Series: Series A, Series B, Series C, Series D, Series E, Series F, Series J, Series M, Series N, Series O, Series P, Series Q, Series V, Series X, Series Y and Series Z. The shares of each Series represent pro rata beneficial interest in that Series’ assets and in the earnings and profits or losses derived from the investment of such assets. Upon issuance and sale, such shares will be fully paid and non-assessable. They are fully transferable and redeemable. These shares have no preemptive rights, but the stockholders of each Series are entitled to receive dividends as declared for that Series by the Board of Directors of the Fund.

The shares of each Series have cumulative voting rights for the election of directors. Within each respective Series, each share has equal voting rights with each other share and there are no preferences as to conversion, exchange, retirement or liquidation. On other matters, all shares, (irrespective of Series) are entitled to one vote each. Insurance companies that use shares of a Series as funding media for their insurance products will vote shares of the Series held by their separate accounts in accordance with the instructions received from owners of the insurance products. An insurance company also will vote shares of a Series held in such separate account for which it has not received timely instructions in the same proportion as it votes shares held by that separate account for which it has received instructions. An insurance company whose separate account invests in a Series will vote shares by its general account and its subsidiaries in the same proportion as other votes cast by its separate account in the aggregate. As a result, a small number of insurance product owners could determine the outcome of the vote if other owners fail to vote. Pursuant to the rules and regulations of the SEC, in certain instances, a vote of the outstanding shares of the combined Series may not modify the rights of holders of a particular Series without the approval of a majority of the shares of that Series.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

[    ] acts as the custodian for the portfolio securities of the Series.

Rydex Fund Services, LLC, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, acts as the transfer and dividend-paying agent for each of the Series.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of [    ] has been selected by the Fund’s shareholders to serve as the Fund’s independent registered public accounting firm, and as such, the firm will perform the annual audit of the Fund’s financial statements and perform other audit-related and tax services.

FINANCIAL STATEMENTS

Since the Series had not yet commenced operations as of the last fiscal period, financial statements are not yet available for the Series.

Family of Funds, for disclosure purposes in this prospectus, include—Series of Security Equity Fund: Guggenheim Large Cap Core Fund, Guggenheim All Cap Value Fund, Guggenheim Alpha Opportunity Fund, Guggenheim MSCI EAFE Equal Weight Fund, Guggenheim Global Institutional Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund, Guggenheim Small Cap Growth Fund, Guggenheim Small Cap Value Fund, and Guggenheim Large Cap Concentrated Growth Fund; Series of Security Large Cap Value Fund: Guggenheim Large Cap Value Fund and Guggenheim Large Cap Value Institutional Fund; Security Mid Cap Growth Fund (aka “Guggenheim Mid Cap Growth Fund”); Series of Security Income Fund: Guggenheim High Yield Fund, Guggenheim Guggenheim Investment Grade Bond Fund (formerly, U.S. Intermediate Bond Fund), Guggenheim Total Return Bond Fund, Guggenheim Macro Opportunities Fund, Guggenheim Floating Rate Strategies Fund and Guggenheim Municipal Income Fund; the Rydex Series Funds; and the Rydex Dynamic Funds.

APPENDIX A

DESCRIPTION OF SHORT-TERM INSTRUMENTS

The types of instruments that may form the major part of Series C’s (Money Market Series) investments are described below:

U.S. Government Securities — Federal agency securities are debt obligations which principally result from lending programs of the U.S. government. Housing and agriculture have traditionally been the principal beneficiaries of federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

Some U.S. government securities, such as treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others such as those of the Student Loan Marketing Association are supported only by the credit of the instrumentality.

U.S. Treasury bills are issued with maturities of any period up to one year. Three-month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Certificates of Deposit — A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

Commercial Paper — Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Bankers’ Acceptances — A banker’s acceptance generally arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A Prime rating is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s”). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial paper rated “A” by Standard & Poor’s Corporation (“S&P”) has the highest rating and is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated “A” or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

DESCRIPTION OF BOND RATINGS

Moody’s Investors Service, Inc. —

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation —

AAA — Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A — Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC — Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C — The rating C is reserved for income bonds on which no interest is being paid.

D — Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

NOTE: Standard & Poor’s ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

Guggenheim Partners has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) to guide how Guggenheim Partners votes proxies held in the accounts of its clients.

Generally, Guggenheim Partners will vote proxies in accordance with certain guidelines found in the Proxy Policies (the “Guidelines”), which may be changed or supplemented from time to time. The Guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, mergers and corporate restructuring, and social and corporate policy issues.

The portfolio managers in conjunction with the Director of Operations (or his or her designee) shall be responsible for evaluating and voting proxies in accordance with the Guidelines. Voting decisions not covered by these Guidelines will be made in accordance with other provisions of the Proxy Policies or as may be deemed reasonably appropriate by senior management of Guggenheim Partners.

Guggenheim Partners may occasionally be subject to conflicts of interest in the voting of proxies. Accordingly, it has adopted procedures to identify potential conflicts and to ensure that the vote made is in the best interest of the Fund. These procedures include: (i) on an annual basis, the portfolio manager(s), Director of Operations and CCO will take reasonable steps to evaluate the nature of Guggenheim Partners’ employees’ material business and personal relationships (and those of Guggenheim Partners’ affiliates) with any company whose securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the CCO any potential conflict that they are aware of (including personal relationships); (iii) prohibiting employees involved in the decision making process or vote administration from revealing how Guggenheim Partners intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interest exists, reviewing the proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that Guggenheim Partners’ voting decision is consistent with Guggenheim Partners’ clients’ best interests.

Guggenheim Partners may not vote proxies in certain circumstances, including situations where: (i) the securities being voted are no longer held by the client; (ii) the proxy and other relevant materials are not received in sufficient time to allow adequate analysis or an informed vote by the voting deadline; or (iii) Guggenheim Partners concludes that the cost of voting the proxy is likely to exceed the expected benefit to the client.

The Funds will be required to file SEC Form N-PX, with their complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Once filed, the Form will be available without charge: (1) from the Funds, upon request by calling 1-800-820-0888, and (2) on the SEC’s website at www.sec.gov.

805 King Farm Blvd. Suite 600 • Rockville, Maryland 20850 • www.guggenheiminvestments.com

Guggenheim Distributors, LLC

SBL FUND

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)	Articles of Incorporation(1)

(b)	Corporate Bylaws of Registrant(3)

(c)	Not applicable

(d)	(1) Investment Advisory Contract with respect to each Series except Series F and Series M(7)
(2) Investment Advisory Contract with respect to Series F and Series M – to be filed by amendment
(3) Sub-Advisory Contract – Mainstream (Series Z)(7)

(e)	Distribution Agreement with Guggenheim Distributors, LLC (formerly, Rydex Distributors, LLC)(7)

(f)	Not applicable

(g)	(1) Custodian Agreement – UMB Bank, n.a.(4)
(2) Custodian Agreement – State Street Bank and Trust Company(2)

(h)	(1) Expense Limitation/Fee Waiver Agreement with respect to each Series except Series F and Series M(6)
(2) Expense Limitation/Fee Waiver Agreement with respect to Series F and Series M – to be filed by amendment
(3) Fund Accounting and Administration Agreement(8)
(4) Transfer Agency Agreement(7)

(i)	Legal Opinion – to be filed by amendment

(j)	Consent of Independent Registered Public Accounting Firm – to be filed by amendment

(k)	Not applicable

(l)	Not applicable

(m)	Not applicable

(n)	Not applicable

(o)	Reserved

(p)	Code of Ethics
(1) SBL Fund, Security Investors, LLC and Guggenheim Distributors, LLC(5)
(2) Guggenheim Partners Investment Management, LLC – to be filed by amendment
(3) Sub-Adviser Code of Ethics – Mainstream(4)

(q)	Powers of Attorney(4)

(1)	Incorporated herein by reference to the Exhibits filed with the Registrant’s Post-Effective Amendment No. 52 to Registration Statement 2-59353 (filed April 27, 2007).

(2)	Incorporated herein by reference to the Exhibits filed with Security Equity Fund’s Post-Effective Amendment No. 107 to Registration Statement 2-19458 (filed July 10, 2008).

(3)	Incorporated herein by reference to the Exhibits filed with the Registrant’s Post-Effective Amendment No. 53 to Registration Statement 2-59353 (filed April 30, 2008).

(4)	Incorporated herein by reference to the Exhibits filed with Security Equity Fund’s Post-Effective Amendment No. 112 to Registration Statement 2-19458 (filed November 13, 2009).

(5)	Incorporated herein by reference to the Exhibits filed with Security Equity Fund’s Post-Effective Amendment No. 113 to Registration Statement 2-19458 (filed January 29, 2010).

(6)	Incorporated herein by reference to the Exhibits filed with Security Equity Fund’s Post-Effective Amendment No. 117 to Registration Statement 2-19458 (filed April 28, 2011).

(7)	Incorporated herein by reference to the Exhibits filed with the Registrant’s Post-Effective Amendment No. 60 to Registration Statement 2-59353 (filed April 28, 2011).

(8)	Incorporated herein by reference to the Exhibits filed with the Registrant’s Post-Effective Amendment No. 62 to Registration Statement 2-59353 (filed February 29, 2012).

Item 29.	Persons Controlled by or Under Common Control with Registrant

The Board of Directors of SBL Fund is the same as the board of certain Guggenheim Funds, each of which has Security Investors, LLC, or an affiliate, as its investment adviser. In addition, the officers of SBL Fund are substantially identical to those of certain Guggenheim Funds. Nonetheless, SBL Fund takes the position that it is not under common control with other Guggenheim Funds because the power residing in the respective boards and officers arises as the result of an official position with the respective corporations.

Item 30.	Indemnification

A policy of insurance covering Security Investors, LLC, Rydex Distributors, LLC, Security Distributor, Inc., Registrant, Security Income Fund, Security Equity Fund, Security Mid Cap Growth Fund and Security Large Cap Value Fund insures the Registrant’s directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Paragraph 30 of Registrant’s Bylaws, dated February 3, 1995, provides in relevant part as follows:

30.	Indemnification and Liability of Directors and Officers. Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys’ fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which he/she serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

In the event any provision of this Section 30 shall be in violation of the Investment Company Act of 1940, as amended or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations.

On March 25, 1988, the shareholders approved the Board of Directors’ recommendation that the Articles of Incorporation be amended by adopting the following Article Fifteen:

“A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

A.	for any breach of his or her duty of loyalty to the corporation or to its stockholders;

B.	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

C.	for any unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

D.	for any transaction from which the director derived an improper personal benefit.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business or Other Connections of Investment Adviser

Security Investors, LLC (“Security Investors”), is engaged in the provision of investment advisory and management services to mutual funds and private accounts. Information as to the managing director and officers of Security Investors, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by them in the last two years, is set forth below.

Name of Member/ Director/Officer	Other Business, Profession, Vocation or Employment of Substantial Nature Within Last Two Fiscal Years

Todd Boehly Chief Executive Officer, President and Member Representative

President, Managing Partner: Guggenheim Capital, LLC

227 West Monroe Street

Chicago, IL 60606

Managing Partner: Guggenheim Corporate Funding, LLC

135 East 57th Street, 7th Floor

New York, NY 10022

Director: Security Benefit Corporation

One Security Benefit Place

Topeka, KS 66636

Class A Member: Denver Holdings II, LLC

c/o Guggenheim Corporate Funding, LLC

135 East 57th Street, 7th Floor

New York, NY 10022

Director: e5 Global Media (UK)

c/o Guggenheim Partners, LLC

135 East 57th Street, 6th Floor

New York, NY 10022

Director: Prometheus Global Media Holdings, LLC

770 Broadway

New York, NY 10003

Name of Member/ Director/Officer	Other Business, Profession, Vocation or Employment of Substantial Nature Within Last Two Fiscal Years

Director: Prometheus Global Media, LLC

770 Broadway

New York, NY 10003

Authorized Person: Eldridge Investors LLC

c/o National Corporate Research, Ltd

615 South DuPont Highway

Dover, DE 19901

Authorized Person: Guggenheim Apsley Holdings LLC

c/o Guggenheim Investment Management Holdings, LLC

135 East 57th Street, 6th Floor

New York, NY 10022

Director: Guggenheim Investment Management Holdings, LLC

135 East 57th Street, 6th Floor

New York, NY 10022

Director: Guggenheim Transparent Value, LLC

135 East 57th Street

New York, NY 10022

Director: Lionel Holdings LLC

c/o Orpheus Holdings, LLC

135 East 57th Street, 6th Floor

New York, NY 10022

Manager: Max Radio of Denver LLC

3033 South Parker Road

Aurora, CO 80014

Director: Minerva Holdings LLC

c/o Guggenheim Partners, LLC

135 East 57th Street, 6th Floor

New York, NY 10022

Director: The Landon School

6101 Wilson Lane

Bethesda, MD 20817

Director: New Canaan Partners, LLC

c/o Guggenheim Partners, LLC

135 East 57th Street, 12th Floor

New York, NY 10022

Director: Five Guys New York

c/o Five Points Partners, LLC

56 West 22nd Street, 2nd Floor

New York, NY 10010

Board Member: Finding a Cure for Epilepsy and Seizures (f.a.c.e.s.)

223 East 34th Street

New York, NY 10016

Name of Member/ Director/Officer	Other Business, Profession, Vocation or Employment of Substantial Nature Within Last Two Fiscal Years

Elisabeth A. Miller Chief Compliance Officer

Current:

Chief Compliance Officer: Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust

805 King Farm Blvd., Ste 600

Rockville, MD 20850

Chief Compliance Officer: Security Investors, LLC

805 King Farm Blvd., Ste 600

Rockville, MD 20850

Chief Compliance Officer: Guggenheim Distributors, LLC

805 King Farm Blvd., Ste 600

Rockville, MD 20850

Historical:

Senior Manager: Security Investors, LLC

805 King Farm Blvd., Ste 600

Rockville, MD 20850

Senior Manager: Rydex Distributors, LLC

805 King Farm Blvd., Ste 600

Rockville, MD 20850

Nick Bonos Senior Vice President

Current:

Chief Executive Officer and Manager: Rydex Specialized Products, LLC;

Chief Executive Officer and President: Rydex Fund Services, LLC;

Vice President: Rydex Holdings, LLC;

Vice President and Treasurer: Rydex Series Funds; Rydex ETF Trust;

Rydex Dynamic Funds; and Rydex Variable Trust

805 King Farm Blvd., Ste 600

Rockville, MD 20850

Vice President: Security Benefit Asset Management Holdings, LLC

One Security Benefit Place

Topeka, KS 66636

Historical:

Senior Vice President: Security Global Investors, LLC

801 Montgomery Street, 2nd Floor

San Francisco, CA 94133

Senior Vice President: Rydex Advisors, LLC and Rydex Advisors II, LLC

805 King Farm Blvd., Ste 600

Rockville, MD 20850

Treasurer, Chief Executive Officer and President: Advisor Research Center, Inc.

805 King Farm Blvd., Ste 600

Rockville, MD 20850

Senior Vice President: Rydex Advisory Services, LLC

805 King Farm Blvd., Ste 600

Rockville, MD 20850

Name of Member/ Director/Officer	Other Business, Profession, Vocation or Employment of Substantial Nature Within Last Two Fiscal Years

Michael P. Byrum Senior Vice President

Current:

President and Chief Investment Officer: Rydex Holdings, LLC;

Vice President: Rydex Series Funds; Rydex Dynamic Funds; Rydex Variable Trust;

and Rydex ETF Trust;

Chairman and Director: Advisor Research Center, Inc.;

Manager: Rydex Specialized Products, LLC;

805 King Farm Blvd., Ste 600

Rockville, MD 20850

President: Security Benefit Asset Management Holdings, LLC

One Security Benefit Place

Topeka, KS 66636

Historical:

Senior Vice President: Security Global Investors, LLC

801 Montgomery Street, 2nd Floor

San Francisco, CA 94133

Chief Investment Officer and President: Rydex Advisors, LLC; and Rydex Advisors II, LLC

805 King Farm Blvd., Ste 600

Rockville, MD 20850

Secretary: Rydex Fund Services, LLC

805 King Farm Blvd., Ste 600

Rockville, MD 20850

President and Chief Investment Officer: Rydex Advisory Services, LLC

805 King Farm Blvd., Ste 600

Rockville, MD 20850

John Linnehan Senior Vice President, Chief Financial Officer and Treasurer

Current:

Senior Vice President and Chief Financial Officer: Rydex Holdings, LLC

805 King Farm Blvd., Ste 600

Rockville, MD 20850

Senior Vice President and Chief Financial Officer: Security Benefit Asset

Management Holdings, LLC

One Security Benefit Place

Topeka, KS 66636

Historical:

Senior Vice President: Security Global Investors, LLC

801 Montgomery Street, 2nd Floor

San Francisco, CA 94133

Senior Vice President and Chief Financial Officer: Rydex Advisors, LLC and Rydex Advisors II, LLC

805 King Farm Blvd., Ste 600

Rockville, MD 20850

Amy Damman Assistant Treasurer	Current: Director, Business & Finance Security Global Investors, n/k/a Guggenheim Investments One Security Benefit Place Topeka, KS 66636

Name of Member/ Director/Officer	Other Business, Profession, Vocation or Employment of Substantial Nature Within Last Two Fiscal Years

Amy Lee Senior Vice President and Secretary

Current:

Secretary and Chief Compliance Officer: Security Distributors, Inc.;

Vice President, Associate General Counsel and Assistant Secretary: Security Benefit

Life Insurance Company and Security Benefit Corporation;

Vice President and Secretary: Security Benefit Asset Management Holdings, LLC; Security Equity Fund; Security Large Cap Value Fund; Security Mid Cap Growth

Fund; Security Income Fund; and SBL Fund

One Security Benefit Place

Topeka, KS 66636

Associate General Counsel: First Security Benefit Life Insurance and Annuity

Company of New York

800 Westchester Avenue, Suite 641 N.

Rye Brook, NY 10573

Secretary: Guggenheim Distributors, LLC; Rydex Fund Services, LLC;

and Rydex Specialized Products, LLC;

Vice President and Secretary: Rydex Holdings, LLC;

Vice President and Assistant Secretary: Rydex Series Funds; Rydex ETF Trust; Rydex Dynamic Funds; Rydex Variable Trust;

President and Secretary: Advisor Research Center, Inc.

805 King Farm Blvd., Ste 600

Rockville, MD 20850

Historical:

Secretary: Security Global Investors, LLC

800 Montgomery Street, 2nd Floor

San Francisco, CA 94133

Secretary: Security Financial Resources, Inc.

One Security Benefit Place

Topeka, KS 66636

Senior Vice President and Secretary: Rydex Advisors, LLC and

Rydex Advisors II, LLC

805 King Farm Blvd., Ste 600

Rockville, MD 20850

Vice President and Secretary: Rydex Advisory Services, LLC

805 King Farm Blvd., Ste 600

Rockville, MD 20850

Name of Member/ Director/Officer	Other Business, Profession, Vocation or Employment of Substantial Nature Within Last Two Fiscal Years

Joe Arruda Vice President

Current:

Chief Financial Officer and Manager: Rydex Specialized Products, LLC;

Assistant Treasurer: Rydex Series Funds; Rydex Dynamic Funds; Rydex ETF Trust;

and Rydex Variable Trust

805 King Farm Blvd., Ste 600

Rockville, MD 20850

Historical:

Vice President: Security Global Investors, LLC

801 Montgomery Street, 2nd Floor

San Francisco, CA 94133

Vice President: Rydex Advisors, LLC and Rydex Advisors II, LLC

805 King Farm Blvd., Ste 600

Rockville, MD 20850

Vice President: Rydex Advisory Services, LLC

805 King Farm Blvd., Ste 600

Rockville, MD 20850

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as investment adviser for Series F and Series M. GPIM is primarily engaged in the investment management business. Information as to the officers of GPIM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by them in the last two years, is set forth below.

Name of Member/ Director/Officer	Other Business, Profession, Vocation or Employment of Substantial Nature Within Last Two Fiscal Years

Byron S. Minerd Chief Investment Officer	None

Erin E. Nyhoff-King Chief Compliance Officer	None

Todd L. Boehly President	None

Stephen D. Sautel Chief Operating Officer	None

William R. Hagner Chief Legal Officer	None

Mainstream Investment Advisers, LLC (“Mainstream”) is a registered investment adviser under the Investment Advisers Act of 1940, as amended. In addition to its service as sub-adviser to a portion of the total assets of Series Z, Mainstream provides investment management services to individual accounts and pooled investment vehicles. Information as to the officers of Mainstream, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by them in the last two years, is set forth below.

Name of Member/ Director/Officer	Other Business, Profession, Vocation or Employment of Substantial Nature Within Last Two Fiscal Years

William H. Jenkins	None

Name of Member/ Director/Officer	Other Business, Profession, Vocation or Employment of Substantial Nature Within Last Two Fiscal Years

Charles F. Craig	None

Item 32.	Principal Underwriters

(a)	Guggenheim Distributors, LLC (formerly, Rydex Distributors, LLC) serves as the principal underwriter for the Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Security Income Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex ETF Trust and Rydex Variable Trust.

(b)	The following information is furnished with respect to the directors and officers of Guggenheim Distributors, LLC

(1) Name and Principal Business Address	(2) Position and Offices with Underwriter	(3) Position and Offices with Registrant

Kevin M. McGovern 805 King Farm Blvd., Suite 600 Rockville, MD 20850	President, CEO and Manager	None

Julie Jacques One Security Benefit Place Topeka, KS 66636	Treasurer	None

Amy J. Lee One Security Benefit Place Topeka, KS 66636	Secretary	Vice President and Secretary

Elisabeth A. Miller 806 King Farm Blvd., Suite 600 Rockville, MD 20850	Chief Compliance Officer	Chief Compliance Officer

Douglas Magini 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Vice President	None

William Belden 2455 Corporate West Drive Lisle, IL 60532	Vice President	None

(c)	Not applicable.

Item 33.	Location of Accounts and Records

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Security Investors, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001; 805 King Farm Blvd., Rockville, MD 20850; 40 East 52nd Street, 16th Floor, New York, NY 10022; 9401 Indian Creek Parkway, 40 Corporate Woods, Suite 850, Overland Park, KS 66210 and 801 Montgomery St., 2nd Floor, San Francisco, California 94133; Mainstream Investment Advisers, LLC, 101 West Spring Street, Fourth Floor, New Albany, Indiana 47150; Lexington Management Corporation, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663; T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202; Meridian Investment Management Corporation, 12835 Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112; Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051; Templeton/Franklin Investment Services, Inc., 777 Mariners Island Boulevard, San Mateo, California 94404; Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105; Oppenheimer Management Corporation, 498 Seventh Avenue, New York, New York 10018; Wellington Management Company, LLP, 75 State

Street, Boston, Massachusetts 02109; Northern Trust Investments, N.A., 50 La Salle Street, Chicago, Illinois 60603; RS Investment Management, L.P., 388 Market Street, San Francisco, California, 94111, Templeton Investment Counsel, LLC, 500 East Broward Boulevard, Ft. Lauderdale, Florida, 33394, and The Dreyfus Corporation, 200 Park Avenue, New York, New York, 10166. Records relating to the duties of the Registrant’s custodian are maintained by UMB, n.a., 928 Grand Avenue, Kansas City, Missouri 64106, Chase Manhattan Bank, 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245, Banc of America Securities, LLC, 9 West 57th Street, New York, New York 10019 and State Street Bank & Trust Company, 225 Franklin, Boston, Massachusetts 02110.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (“1933 Act”), and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 66 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka, and State of Kansas on the 6th day of February 2013.

SBL FUND (the Registrant)

By:	DONALD C. CACCIAPAGLIA
Donald C. Cacciapaglia, President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 6th day of February 2013.

Jerry B. Farley	SBL FUND
Director

Donald A. Chubb, Jr.	By:	AMY J. LEE
Director		Amy J. Lee, as Attorney-In-Fact for the Officers and Directors Whose Names Appear Opposite
Penny A. Lumpkin
Director

Harry W. Craig, Jr.	By:	NIKOLAOS BONOS
Director		Nikolaos Bonos, Treasurer (principal financial officer and principal accounting officer)

Maynard Oliverius	By:	DONALD C. CACCIAPAGLIA
Director		Donald C. Cacciapaglia, President and Director

Exhibit Index

None